                                                                    EXHIBIT 10.5








                                    FORM OF



                          LIMITED PARTNERSHIP AGREEMENT


                                       OF


                    DIVIDEND CAPITAL OPERATING PARTNERSHIP LP



                         A DELAWARE LIMITED PARTNERSHIP



                                  MAY ___, 2002

                                TABLE OF CONTENTS


RECITALS..........................................................................................................1

Article 1 DEFINED TERMS...........................................................................................2

Article 2 PARTNERSHIP FORMATION AND IDENTIFICATION...............................................................10
         2.1      Formation......................................................................................10
         2.2      Name, Office and Registered Agent..............................................................10
         2.3      Partners.......................................................................................10
         2.4      Term and Dissolution...........................................................................11
         2.5      Filing of Certificate and Perfection of Limited Partnership....................................11
         2.6      Certificates Describing Partnership Units and Special Partnership Units........................11

Article 3 BUSINESS OF THE PARTNERSHIP............................................................................12

Article 4 CAPITAL CONTRIBUTIONS AND ACCOUNTS.....................................................................12
         4.1      Capital Contributions..........................................................................12
         4.2      Additional Capital Contributions and Issuances of Additional Partnership Interests.............12
         4.3      Additional Funding.............................................................................14
         4.4      Capital Accounts...............................................................................15
         4.5      Percentage Interests...........................................................................15
         4.6      No Interest On Contributions...................................................................15
         4.7      Return Of Capital Contributions................................................................15
         4.8      No Third Party Beneficiary.....................................................................16

Article 5 PROFITS AND LOSSES; DISTRIBUTIONS......................................................................16
         5.1      Allocation of Profit and Loss..................................................................16
         5.2      Distribution of Cash...........................................................................18
         5.3      REIT Distribution Requirements.................................................................20
         5.4      No Right to Distributions in Kind..............................................................20
         5.5      Limitations on Return of Capital Contributions.................................................20
         5.6      Distributions Upon Liquidation.................................................................20
         5.7      Substantial Economic Effect....................................................................21

Article 6 RIGHTS, OBLIGATIONS AND POWERS OF THE GENERAL PARTNER..................................................21
         6.1      Management of the Partnership..................................................................21
         6.2      Delegation of Authority........................................................................24
         6.3      Indemnification and Exculpation of Indemnitees.................................................24
         6.4      Liability of the General Partner...............................................................25
         6.5      Reimbursement of General Partner...............................................................26
         6.6      Outside Activities.............................................................................26
         6.7      Employment or Retention of Affiliates..........................................................27
         6.8      General Partner Participation..................................................................27
         6.9      Title to Partnership Assets....................................................................27
         6.10     Miscellaneous..................................................................................28

Article 7 CHANGES IN GENERAL PARTNER.............................................................................28
         7.1      Transfer of the General Partner's Partnership Interest.........................................28
         7.2      Admission of a Substitute or Additional General Partner........................................30
         7.3      Effect of Bankruptcy, Withdrawal, Death or Dissolution  of a General Partner...................30
         7.4      Removal of a General Partner...................................................................31

Article 8 RIGHTS AND OBLIGATIONS OF THE LIMITED PARTNERS.........................................................32
         8.1      Management of the Partnership..................................................................32
         8.2      Power of Attorney..............................................................................32
         8.3      Limitation on Liability of Limited Partners....................................................32
         8.4      Ownership by Limited Partner of Corporate General Partner or Affiliate.........................32
         8.5      Exchange Right.................................................................................33
         8.6      Registration...................................................................................35
         8.7      Redemption of Special Partnership Units........................................................36

Article 9 TRANSFERS OF LIMITED PARTNERSHIP INTERESTS.............................................................36
         9.1      Purchase for Investment........................................................................36
         9.2      Restrictions on Transfer of Limited Partnership Interests......................................36
         9.3      Admission of Substitute Limited Partner........................................................38
         9.4      Rights of Assignees of Partnership Interests...................................................39
         9.5      Effect of Bankruptcy, Death, Incompetence or Termination of a Limited Partner..................39
         9.6      Joint Ownership of Interests...................................................................39

Article 10 BOOKS AND RECORDS; ACCOUNTING; TAX MATTERS............................................................40
         10.1     Books and Records..............................................................................40
         10.2     Custody of Partnership Funds; Bank Accounts....................................................40
         10.3     Fiscal and Taxable Year........................................................................40
         10.4     Annual Tax Information and Report..............................................................40
         10.5     Tax Matters Partner; Tax Elections; Special Basis Adjustments..................................41
         10.6     Reports to Limited Partners....................................................................41

Article 11 AMENDMENT OF AGREEMENT; MERGER........................................................................42

Article 12 GENERAL PROVISIONS....................................................................................42
         12.1     Notices........................................................................................42
         12.2     Survival of Rights.............................................................................42
         12.3     Additional Documents...........................................................................42
         12.4     Severability...................................................................................42
         12.5     Entire Agreement...............................................................................43
         12.6     Pronouns and Plurals...........................................................................43
         12.7     Headings.......................................................................................43
         12.8     Counterparts...................................................................................43
         12.9     Governing Law..................................................................................43

                                    EXHIBITS

EXHIBIT A - Partners, Capital Contributions and Percentage Interests or Special
            Percentage Interests

EXHIBIT B - Notice of Exercise of Exchange Right

                          LIMITED PARTNERSHIP AGREEMENT
                                       OF
                    DIVIDEND CAPITAL OPERATING PARTNERSHIP LP

                                    RECITALS


                  This Agreement of Limited Partnership (this "Agreement") is entered into this ___ day of May, 2002 between Dividend Capital Trust Inc., a Maryland corporation (the "General Partner") and the Limited Partners set forth on Exhibit A hereto. Capitalized terms used herein but not otherwise defined shall have the meanings given them in Article 1.


                                    AGREEMENT

                  WHEREAS, the General Partner intends to qualify as a real estate investment trust under the Internal Revenue Code of 1986, as amended;

                  WHEREAS, Dividend Capital Operating Partnership, LP (the "Partnership"), was formed on April 24, 2002 as a limited partnership under the laws of the State of Delaware, pursuant to a Certificate of Limited Partnership filed with the Office of the Secretary of State of the State of Delaware on April 24, 2002;

                  WHEREAS, the General Partner desires to conduct its current and future business through the Partnership;

                  WHEREAS, in furtherance of the foregoing, the General Partner desires to contribute certain assets to the Partnership from time to time;

                  WHEREAS, in exchange for the General Partner's contribution of assets, the parties desire that the Partnership issue Partnership Units to the General Partner in accordance with the terms of this Agreement;

                  WHEREAS, the Limited Partners will contribute certain of their property to the Partnership in exchange for Partnership Units or Special Partnership Units in accordance with the terms of this Agreement;

                  WHEREAS, in furtherance of the Partnership's business, the Partnership will acquire Properties and other assets from time to time by means of the contribution of such Properties or other assets to the Partnership by the owners thereof in exchange for Partnership Units; and

                  WHEREAS, the parties hereto wish to establish herein their respective rights and obligations in connection with all of the foregoing and certain other matters;

         NOW, THEREFORE, in consideration of the foregoing, of mutual covenants between the parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1
                                  DEFINED TERMS

         The following defined terms used in this Agreement shall have the meanings specified below:

         "ACT" means the Delaware Revised Uniform Limited Partnership Act, as it may be amended from time to time.

         "ADDITIONAL FUNDS" has the meaning set forth in Section 4.3 hereof.

         "ADDITIONAL SECURITIES" means any additional REIT Shares (other than REIT Shares issued in connection with an exchange pursuant to Section 8.5 hereof or REIT Shares issued pursuant to a dividend reinvestment plan of the General Partner) or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase REIT Shares, as set forth in
Section 4.2(a)(ii).

         "ADMINISTRATIVE EXPENSES" means (i) all administrative and operating costs and expenses incurred by the Partnership, (ii) those administrative costs and expenses of the General Partner, including any salaries or other payments to directors, officers or employees of the General Partner, and any accounting and legal expenses of the General Partner, which expenses, the Partners have agreed, are expenses of the Partnership and not the General Partner, and (iii) to the extent not included in clause (ii) above, REIT Expenses; provided, however, that Administrative Expenses shall not include any administrative costs and expenses incurred by the General Partner that are attributable to Properties or partnership interests in a Subsidiary Partnership that are owned by the General Partner directly.

         "ADVISOR" or "ADVISORS" means the Person or Persons, if any, appointed, employed or contracted with by the General Partner and responsible for directing or performing the day-to-day business affairs of the General Partner, including any Person to whom the Advisor subcontracts substantially all of such functions.

         "ADVISORY AGREEMENT" means the agreement between the General Partner and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the General Partner.

         "AFFILIATE" means, (i) any Person that, directly or indirectly, controls or is controlled by or is under common control with such Person, (ii) any other Person that owns, beneficially, directly or indirectly, 10% or more of the outstanding capital stock, shares or equity interests of such Person, or
(iii) any officer, director, employee, partner or trustee of such Person or any Person controlling, controlled by or under common control with such Person (excluding trustees and persons serving in similar capacities who are not otherwise an Affiliate of such Person). For the purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities or partnership interests or otherwise.

         "AGREED VALUE" means the fair market value of a Partner's non-cash Capital Contribution as of the date of contribution as agreed to by such Partner and the General Partner. The names and addresses of the Partners, number of Partnership Units or Special Partnership Units issued to each Partner, and the Agreed Value of non-cash Capital Contributions as of the date of contribution is set forth on Exhibit A.

         "AGREEMENT" means this Agreement of Limited Partnership, as amended, modified supplemented or restated from time to time, as the context requires.

         "ARTICLES OF INCORPORATION" means the Articles of Incorporation of the General Partner filed with the Maryland State Department of Assessments and Taxation, as amended or restated from time to time.

         "CAPITAL ACCOUNT" has the meaning provided in Section 4.4 hereof.

         "CAPITAL CONTRIBUTION" means the total amount of cash, cash equivalents, and the Agreed Value of any Property or other asset (other than cash) contributed or agreed to be contributed, as the context requires, to the Partnership by each Partner pursuant to the terms of this Agreement. Any reference to the Capital Contribution of a Partner shall include the Capital Contribution made by a predecessor holder of the Partnership Interest of such Partner.

         "CARRYING VALUE" means, with respect to any asset of the Partnership, the asset's adjusted net basis for federal income tax purposes or, in the case of any asset contributed to the Partnership, the fair market value of such asset at the time of contribution, reduced by any amounts attributable to the inclusion of liabilities in basis pursuant to Section 752 of the Code, except that the Carrying Values of all assets may, at the discretion of the General Partner, be adjusted to equal their respective fair market values (as determined by the General Partner), in accordance with the rules set forth in Regulations
Section 1.704-1(b)(2)(iv)(f), as provided for in Section 4.4. In the case of any asset of the Partnership that has a Carrying Value that differs from its adjusted tax basis, the Carrying Value shall be adjusted by the amount of depreciation, depletion and amortization calculated for purposes of the definition of Profit and Loss rather than the amount of depreciation, depletion and amortization determined for federal income tax purposes.

         "CASH AMOUNT" means an amount of cash per Partnership Unit equal to the Value of the REIT Shares Amount on the date of receipt by the General Partner of a Notice of Exchange.

         "CERTIFICATE" means any instrument or document that is required under the laws of the State of Delaware, or any other jurisdiction in which the Partnership conducts business, to be signed and sworn to by the Partners of the Partnership (either by themselves or pursuant to the power-of-attorney granted to the General Partner in Section 8.2 hereof) and filed for recording in the appropriate public offices within the State of Delaware or such other jurisdiction to perfect or maintain the Partnership as a limited partnership, to effect the admission, withdrawal, or substitution of any Partner of the Partnership, or to protect the limited liability of the Limited Partners as limited partners under the laws of the State of Delaware or such other jurisdiction.

         "CODE" means the Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time. Reference to any particular provision of the Code shall mean that provision in the Code at the date hereof and any successor provision of the Code.

         "COMMISSION" means the U.S. Securities and Exchange Commission.

         "CONVERSION FACTOR" means 1.0, provided that in the event that the General Partner (i) declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares, (ii) subdivides its outstanding REIT Shares, or (iii) combines its outstanding REIT Shares into a smaller number of REIT Shares, the Conversion Factor shall be adjusted by multiplying the Conversion Factor by a fraction, the numerator of which shall be the number of REIT Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on such date and, provided further, that in the event that an entity other than an Affiliate of the General Partner shall become General Partner pursuant to any merger, consolidation or combination of the General Partner with or into another entity (the "Successor Entity"), the Conversion Factor shall be adjusted by multiplying the Conversion Factor by the number of shares of the Successor Entity into which one REIT Share is converted pursuant to such merger, consolidation or combination, determined as of the date of such merger, consolidation or combination. Any adjustment to the Conversion Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event; provided, however, that if the General Partner receives a Notice of Exchange after the record date, but prior to the effective date of such dividend, distribution, subdivision or combination, the Conversion Factor shall be determined as if the General Partner had received the Notice of Exchange immediately prior to the record date for such dividend, distribution, subdivision or combination.

         "EVENT OF BANKRUPTCY" as to any Person means the filing of a petition for relief as to such Person as debtor or bankrupt under the Bankruptcy Code of 1978 or similar provision of law of any jurisdiction (except if such petition is contested by such Person and has been dismissed within 90 days); insolvency or bankruptcy of such Person as finally determined by a court proceeding; filing by such Person of a petition or application to accomplish the same or for the appointment of a receiver or a trustee for such Person or a substantial part of his assets; commencement of any proceedings relating to such Person as a debtor under any other reorganization, arrangement, insolvency, adjustment of debt or liquidation law of any jurisdiction, whether now in existence or hereinafter in effect, either by such Person or by another, provided that if such proceeding is commenced by another, such Person indicates his approval of such proceeding, consents thereto or acquiesces therein, or such proceeding is contested by such Person and has not been finally dismissed within 90 days.

         "EXCHANGE AMOUNT" means either the Cash Amount or the REIT Shares Amount, as selected by the General Partner in its sole and absolute discretion pursuant to Section 8.5(b) hereof.

         "EXCHANGE RIGHT" has the meaning provided in Section 8.5(a) hereof.

         "EXCHANGING PARTNER" has the meaning provided in Section 8.5(a) hereof.

         "GENERAL PARTNER" means Dividend Capital Trust Inc., a Maryland corporation, and any Person who becomes a substitute or additional General Partner as provided herein, and any of their successors as General Partner.

         "GENERAL PARTNERSHIP INTEREST" means a Partnership Interest held by the General Partner that is a general partnership interest.

         "INDEMNITEE" means (i) any Person made a party to a proceeding by reason of its status as the General Partner or a director, officer or employee of the General Partner or the Partnership, and (ii) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time, in its sole and absolute discretion.

         "INDEPENDENT DIRECTOR" means a director of the General Partner who is not an officer or employee of the General Partner, any Affiliate of an officer or employee or any Affiliate of (i) any lessee of any property of the General Partner or any Subsidiary of the General Partner, (ii) any Subsidiary of the General Partner, or (iii) any partnership that is an Affiliate of the General Partner.

         "LIMITED PARTNER" means any Person named as a Limited Partner on Exhibit A attached hereto, and any Person who becomes a Substitute Limited Partner, in such Person's capacity as a Limited Partner in the Partnership.

         "LIMITED PARTNERSHIP INTEREST" means the ownership interest of a Limited Partner in the Partnership at any particular time, including the right of such Limited Partner to any and all benefits to which such Limited Partner may be entitled as provided in this Agreement and in the Act, together with the obligations of such Limited Partner to comply with all the provisions of this Agreement and of such Act.

         "LISTING" means the listing of the shares of the General Partner's stock, previously issued by the General Partner pursuant to an effective registration statement and such shares currently registered with the Commission pursuant to an effective registration statement, on a national securities exchange or over-the-counter market.

         "LOSS" has the meaning provided in Section 5.1(h) hereof.



         "NET SALES PROCEEDS" means (i) in the case of a transaction described in clause (i) of the definition of Sale, the proceeds of any such transaction less the amount of all real estate commissions and closing costs paid by the Partnership; (ii) in the case of a transaction described in clause (ii) of the definition of Sale, the proceeds of any such transaction less the amount of any legal and other selling expenses incurred by the Partnership in connection with such transaction; (iii) in the case of a transaction described in clause (iii) of the definition of Sale, the proceeds of any such transaction actually distributed to the Partnership from the joint venture or general partnership arrangement less any expenses incurred by the Partnership in connection with such transaction;
(iv) in the case of a transaction described in clause (iv) of the definition of Sale, the proceeds of any such transaction or series of transactions less the amount of all commissions and closing costs paid by the Partnership; (v) in the case of a transaction described in clause (v) of the definition of Sale, the proceeds of such transaction less the amount of all selling costs and other expenses incurred by the Partnership in connection with such transaction; and
(vi) in the case of any lease of a Real Property consisting of a building only, any amounts from tenants, borrowers or lessees that the General Partner determines, in its discretion, to be economically equivalent to the proceeds of a Sale. Net Sales Proceeds shall not include any amounts used to repay outstanding indebtedness secured by the asset disposed of in the Sale.

         "NOTICE OF EXCHANGE" means the Notice of Exercise of Exchange Right substantially in the form attached as Exhibit B hereto.

         "NYSE" means the New York Stock Exchange.

         "OFFER" has the meaning set forth in Section 7.1(c) hereof.

         "OFFERING" means the initial offer and sale of REIT Shares to the public.

         "OP UNITHOLDERS" means all holders of Partnership Interests other than the Special OP Unitholders.

         "ORIGINAL LIMITED PARTNER" means the Limited Partners designated as "Original Limited Partners" on Exhibit A hereto.

         "PARTNER" means any General Partner or Limited Partner.

         "PARTNER NONRECOURSE DEBT MINIMUM GAIN" has the meaning set forth in Regulations Section 1.704-2(i). A Partner's share of Partner Nonrecourse Debt Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(i)(5).

         "PARTNERSHIP" means Dividend Capital Operating Partnership LP, a Delaware limited partnership.

         "PARTNERSHIP INTEREST" means an ownership interest in the Partnership held by either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

         "PARTNERSHIP MINIMUM GAIN" has the meaning set forth in Regulations
Section 1.704-2(d). In accordance with Regulations Section 1.704-2(d), the amount of Partnership Minimum Gain is determined by first computing, for each Partnership nonrecourse liability, any gain the Partnership would realize if it disposed of the property subject to that liability for no consideration other than full satisfaction of the liability, and then aggregating the separately computed gains. A Partner's share of Partnership Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(g)(1).

         "PARTNERSHIP RECORD DATE" means the record date established by the General Partner for the distribution of cash pursuant to Section 5.2 hereof, which record date shall be the same as the record date established by the General Partner for a distribution to its shareholders of some or all of its portion of such distribution.

         "PARTNERSHIP UNIT" means a fractional, undivided share of the Partnership Interests of all Partners issued hereunder excluding the Partnership Interests represented by Special Partnership Units. The allocation of Partnership Units among the Partners shall be as set forth on Exhibit A, as such Exhibit may be amended from time to time.

         "PERCENTAGE INTEREST" means the percentage ownership interest in the Partnership of each Partner, as determined by dividing the Partnership Units owned by a Partner by the total number of Partnership Units then outstanding. The Percentage Interest of each Partner shall be as set forth on Exhibit A, as such Exhibit may be amended from time to time.

         "PERSON" means any individual, partnership, limited liability company, corporation, joint venture, trust or other entity.

         "PROFIT" has the meaning provided in Section 5.1(h) hereof.

         "PROPERTY" means any office or industrial property or other investment in which the Partnership holds an ownership interest.

         "PROSPECTUS" means the final prospectus delivered to purchasers of REIT Shares in the Offering.

         "REAL PROPERTIES" means (i) the real properties, including the buildings located thereon, or (ii) the real properties only, or (iii) the buildings only, which are acquired by the Partnership, either directly or through joint venture arrangements or other partnerships.

         "REGULATIONS" means the Federal income tax regulations promulgated under the Code, as amended and as hereafter amended from time to time. Reference to any particular provision of the Regulations shall mean that provision of the Regulations on the date hereof and any successor provision of the Regulations.

         "REGULATORY ALLOCATIONS" has the meaning set forth in Section 5.1(i) hereof.

         "REIT" means a real estate investment trust under Sections 856 through 860 of the Code.

         "REIT EXPENSES" means (i) costs and expenses relating to the formation and continuity of existence and operation of the General Partner and any Subsidiaries thereof (which Subsidiaries shall, for purposes hereof, be included within the definition of General Partner), including taxes, fees and assessments associated therewith, any and all costs, expenses or fees payable to any director, officer, or employee of the General Partner, (ii) costs and expenses relating to any public offering and registration of securities by the General Partner and all statements, reports, fees and expenses incidental thereto, including, without limitation, underwriting discounts and selling commissions applicable to any such offering of securities, and any costs and expenses associated with any claims made by any holders of such securities or any underwriters or placement agents thereof, (iii) costs and expenses associated with any repurchase of any securities by the General Partner, (iv) costs and expenses associated with the preparation and filing of any periodic or other reports and communications by the General Partner under federal, state or local laws or regulations, including filings with the Commission, (v) costs and expenses associated with compliance by the General Partner with laws, rules and regulations promulgated by any regulatory body, including the Commission and any securities exchange, (vi) costs and expenses associated with any 401(k) plan, incentive plan, bonus plan or other plan providing for compensation for the employees of the General Partner, (vii) costs and expenses incurred by the General Partner relating to any issuing or redemption of Partnership Interests, and (viii) all other operating or administrative costs of the General Partner incurred in the ordinary course of its business on behalf of or in connection with the Partnership.

         "REIT SHARE" means a common share of beneficial interest in the General Partner (or successor entity, as the case may be).

         "REIT SHARES AMOUNT" means a number of REIT Shares equal to the product of the number of Partnership Units offered for exchange by an Exchanging Partner, multiplied by the Conversion Factor as adjusted to and including the Specified Exchange Date; provided that in the event the General Partner issues to all holders of REIT Shares rights, options, warrants or convertible or exchangeable securities entitling the shareholders to subscribe for or purchase REIT Shares, or any other securities or property (collectively, the "rights"), and the rights have not expired at the Specified Exchange Date, then the REIT Shares Amount shall also include the rights issuable to a holder of the REIT Shares Amount of REIT Shares on the record date fixed for purposes of determining the holders of REIT Shares entitled to rights.

          "SALE" means any transaction or series of transactions whereby: (i) the Partnership sells, grants, transfers, conveys, or relinquishes its ownership of any Real Property or portion thereof, including the lease of any Real Property consisting of the building only, and including any event with respect to any Real Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (ii) the Partnership sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Partnership in any joint venture or general partnership arrangement in which the Partnership is a co-venturer or general partner which are established to acquire Real Properties; (iii) any joint venture or general partnership arrangement in which the Partnership is a co-venturer or general partner sells, grants, transfers, conveys, or relinquishes its ownership of any Real Property or portion thereof, including any event with respect to any Real Property which gives rise to insurance claims or condemnation awards; (iv) the Partnership sells, grants, conveys or relinquishes its interest in any asset, or portion thereof, including any event with respect to any asset which gives rise to a significant amount of insurance proceeds or similar awards; or (v) the Partnership sells or otherwise disposes of or distributes all of its assets in liquidation of the Partnership.

         "SECURITIES ACT" means the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.

         "SERVICE" means the United States Internal Revenue Service.

         "SPECIAL OP UNITHOLDERS" means the holders of Special Partnership
Units.

         "SPECIAL PARTNERSHIP UNIT" means a unit of a series of Partnership Interests, designated as Special Partnership Units, issued pursuant to Section
4.1. The number of Special Partnership Units outstanding and the Special Percentage Interests in the Partnership represented by such Special Partnership Units are set forth on Exhibit A, as such Exhibit may be amended from time to time. A holder of a Special Partnership Unit shall have the same rights and preferences as a holder of a Partnership Unit under this Agreement that is a Limited Partner except as set forth in Sections 5.1(c), 5.2(b), 7.1(c), 8.5, 8.6 and 8.7.

         "SPECIAL PERCENTAGE INTEREST" shall mean the percentage ownership interest in the Partnership of each Special OP Unitholder, as determined by dividing the Special Partnership Units owned by each Special OP Unitholder by the total number of Special Partnership Units then outstanding. The Special Percentage Interest of each Partner shall be as set forth on Exhibit A, as such Exhibit may be amended from time to time.

         "SPECIFIED EXCHANGE DATE" means the first business day of the month that is at least 60 business days after the receipt by the General Partner of the Notice of Exchange.

         "SUBSIDIARY" means, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person.

         "SUBSIDIARY PARTNERSHIP" means any partnership of which the partnership interests therein are owned by the General Partner or a direct or indirect subsidiary of the General Partner.

         "SUBSTITUTE LIMITED PARTNER" means any Person admitted to the Partnership as a Limited Partner pursuant to Section 9.3 hereof.

         "SUCCESSOR ENTITY" has the meaning provided in the definition of "Conversion Factor" contained herein.

         "SURVIVOR " has the meaning set forth in Section 7.1(d) hereof.

         "TERMINATION EVENT" means the termination or nonrenewal of the Advisory Agreement (i) in connection with a merger, sale of assets or transaction involving the General Partner pursuant to which a majority of the directors of the General Partner then in office are replaced or removed, (ii) by the Advisor for "good reason" (as defined in the Advisory Agreement) or (iii) by the General Partner other than for "cause" (as defined in the Advisory Agreement).

         "TRANSACTION" has the meaning set forth in Section 7.1(c) hereof.

         "TRANSFER" has the meaning set forth in Section 9.2(a) hereof.

         "VALUE" means, with respect to any security, the average of the daily market price of such security for the ten consecutive trading days immediately preceding the date of such valuation. The market price for each such trading day shall be: (i) if the security is listed or admitted to trading on any securities exchange or the NYSE, the sale price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, on such day, (ii) if the security is not listed or admitted to trading on any securities exchange or the NYSE, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or (iii) if the security is not listed or admitted to trading on any securities exchange or the NYSE and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten days prior to the date in question) for which prices have been so reported; provided that if there are no bid and asked prices reported during the ten days prior to the date in question, the value of the security shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. In the event the security includes any additional rights, then the value of such rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

                                    ARTICLE 2
                    PARTNERSHIP FORMATION AND IDENTIFICATION

                  2.1 FORMATION. The Partnership was formed as a limited partnership pursuant to the Act and all other pertinent laws of the State of Delaware, for the purposes and upon the terms and conditions set forth in this Agreement.

                  2.2 NAME, OFFICE AND REGISTERED AGENT. The name of the Partnership is Dividend Capital Operating Partnership, LP. The specified office and place of business of the Partnership shall be 518 17th Street, 17th Floor, Denver, Colorado 80202. The General Partner may at any time change the location of such office, provided the General Partner gives notice to the Partners of any such change. The name and address of the Partnership's registered agent is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The sole duty of the registered agent as such is to forward to the Partnership any notice that is served on him as registered agent.

                  2.3 PARTNERS.

                           (a) The General Partner of the Partnership is
Dividend Capital Trust Inc., a Maryland corporation. Its principal place of business is the same as that of the Partnership.

                           (b) The Limited Partners are those Persons identified
as Limited Partners on Exhibit A hereto, as amended from time to time.

                  2.4 TERM AND DISSOLUTION.

                           (a) The term of the Partnership shall continue in
full force and effect until December 31, 2032, except that the Partnership shall be dissolved upon the first to occur of any of the following events:

                                    (i) The occurrence of an Event of Bankruptcy
as to a General Partner or the dissolution, death, removal or withdrawal of a General Partner unless the business of the Partnership is continued pursuant to
Section 7.3(b) hereof; provided that if a General Partner is on the date of such occurrence a partnership, the dissolution of such General Partner as a result of the dissolution, death, withdrawal, removal or Event of Bankruptcy of a partner in such partnership shall not be an event of dissolution of the Partnership if the business of such General Partner is continued by the remaining partner or partners, either alone or with additional partners, and such General Partner and such partners comply with any other applicable requirements of this Agreement;

                                    (ii) The passage of 90 days after the sale
or other disposition of all or substantially all of the assets of the Partnership (provided that if the Partnership receives an installment obligation as consideration for such sale or other disposition, the Partnership shall continue, unless sooner dissolved under the provisions of this Agreement, until such time as such note or notes are paid in full);

                                    (iii) The exchange of all Limited
Partnership Interests (other than any of such interests held by the General Partner or Affiliates of the General Partner) for REIT Shares or the securities of any other entity; or

                                    (iv) The election by the General Partner
that the Partnership should be dissolved.

                           (b) Upon dissolution of the Partnership (unless the
business of the Partnership is continued pursuant to Section 7.3(b) hereof), the General Partner (or its trustee, receiver, successor or legal representative) shall amend or cancel the Certificate and liquidate the Partnership's assets and apply and distribute the proceeds thereof in accordance with Section 5.6 hereof. Notwithstanding the foregoing, the liquidating General Partner may either (i) defer liquidation of, or withhold from distribution for a reasonable time, any assets of the Partnership (including those necessary to satisfy the Partnership's debts and obligations), or (ii) distribute the assets to the Partners in kind.

                  2.5 FILING OF CERTIFICATE AND PERFECTION OF LIMITED PARTNERSHIP. The General Partner shall execute, acknowledge, record and file at the expense of the Partnership, any and all amendments to the Certificate and all requisite fictitious name statements and notices in such places and jurisdictions as may be necessary to cause the Partnership to be treated as a limited partnership under, and otherwise to comply with, the laws of each state or other jurisdiction in which the Partnership conducts business.

                  2.6 CERTIFICATES DESCRIBING PARTNERSHIP UNITS AND SPECIAL PARTNERSHIP UNITS. At the request of a Limited Partner, the General Partner, at its option, may issue a certificate summarizing the terms of such Limited Partner's interest in the Partnership, including the number of Partnership Units and Special Partnership Units owned and the Percentage Interest and Special Percentage Interest represented by such Partnership Units and Special Partnership Units as of the date of such certificate. Any such certificate (i) shall be in form and substance as approved by the General Partner, (ii) shall not be negotiable and (iii) shall bear a legend to the following effect:

         This certificate is not negotiable. The Partnership Units and Special Partnership Units represented by this certificate are governed by and transferable only in accordance with the provisions of the Agreement of Limited Partnership of Dividend Capital Operating Partnership, LP, as amended from time to time.

                                    ARTICLE 3
                           BUSINESS OF THE PARTNERSHIP

         The purpose and nature of the business to be conducted by the Partnership is (i) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act, provided, however, that such business shall be limited to and conducted in such a manner as to permit the General Partner at all times to qualify as a REIT, unless the General Partner otherwise ceases to qualify as a REIT, and in a manner such that the General Partner will not be subject to any taxes under Section 857 or 4981 of the Code,
(ii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing or the ownership of interests in any entity engaged in any of the foregoing and (iii) to do anything necessary or incidental to the foregoing. In connection with the foregoing, and without limiting the General Partner's right in its sole and absolute discretion to cease qualifying as a REIT, the Partners acknowledge that the General Partner's current status as a REIT and the avoidance of income and excise taxes on the General Partner inures to the benefit of all the Partners and not solely to the General Partner. Notwithstanding the foregoing, the Limited Partners agree that the General Partner may terminate its status as a REIT under the Code at any time to the full extent permitted under the Articles of Incorporation. The General Partner on behalf of the Partnership shall also be empowered to do any and all acts and things necessary or prudent to ensure that the Partnership will not be classified as a "publicly traded partnership" for purposes of Section 7704 of the Code.

                                    ARTICLE 4
                       CAPITAL CONTRIBUTIONS AND ACCOUNTS

                  4.1 CAPITAL CONTRIBUTIONS. The General Partner and the initial Limited Partners have made capital contributions to the Partnership in exchange for the Partnership Interests set forth opposite their names on Exhibit A, as such Exhibit may be amended from time to time.

                  4.2 ADDITIONAL CAPITAL CONTRIBUTIONS AND ISSUANCES OF ADDITIONAL PARTNERSHIP INTERESTS. Except as provided in this Section 4.2 or in
Section 4.3, the Partners shall have no right or obligation to make any additional Capital Contributions or loans to the Partnership. The General Partner may contribute additional capital to the Partnership, from time to time, and receive additional Partnership Interests in respect thereof, in the manner contemplated in this Section 4.2.

                           (a) Issuances of Additional Partnership Interests.

                                    (i) General. The General Partner is hereby
authorized to cause the Partnership to issue such additional Partnership Interests in the form of Partnership Units for any Partnership purpose at any time or from time to time, to the Partners (including the General Partner) or to other Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of any Limited Partners. Any additional Partnership Interests issued thereby may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to Limited Partnership Interests, all as shall be determined by the General Partner in its sole and absolute discretion and without the approval of any Limited Partner, subject to Delaware law, including, without limitation, (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests; (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions; and (iii) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership; provided, however, that no additional Partnership Interests shall be issued to the General Partner unless:

                                             (1) (A) the additional Partnership
Interests are issued in connection with an issuance of REIT Shares of or other interests in the General Partner, which shares or interests have designations, preferences and other rights, all such that the economic interests are substantially similar to the designations, preferences and other rights of the additional Partnership Interests issued to the General Partner by the Partnership in accordance with this Section 4.2 and (B) the General Partner shall make a Capital Contribution to the Partnership in an amount equal to the proceeds raised in connection with the issuance of such shares of stock of or other interests in the General Partner;

                                             (2) the additional Partnership
Interests are issued in exchange for property owned by the General Partner with a fair market value, as determined by the General Partner, in good faith, equal to the value of the Partnership Interests; or

                                             (3) the additional Partnership
Interests are issued to all Partners holding Partnership Units in proportion to their respective Percentage Interests.

Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue Partnership Units for less than fair market value, so long as the General Partner concludes in good faith that such issuance is in the best interests of the General Partner and the Partnership.

                                    (ii) Upon Issuance of Additional Securities.
The General Partner shall not issue any Additional Securities other than to all holders of REIT Shares, unless (A) the General Partner shall cause the Partnership to issue to the General Partner, as the General Partner may designate, Partnership Interests or rights, options, warrants or convertible or exchangeable securities of the Partnership having designations, preferences and other rights, all such that the economic interests are substantially similar to those of the Additional Securities, and (B) the General Partner contributes the proceeds from the issuance of such Additional

Securities and from any exercise of rights contained in such Additional Securities, directly and through the General Partner, to the Partnership; provided, however, that the General Partner is allowed to issue Additional Securities in connection with an acquisition of a property to be held directly by the General Partner, but if and only if, such direct acquisition and issuance of Additional Securities have been approved and determined to be in the best interests of the General Partner and the Partnership by a majority of the Independent Directors (as defined in the General Partner's Articles of Incorporation). Without limiting the foregoing, the General Partner is expressly authorized to issue Additional Securities for less than fair market value, and to cause the Partnership to issue to the General Partner corresponding Partnership Interests, so long as (x) the General Partner concludes in good faith that such issuance is in the best interests of the General Partner and the Partnership, including without limitation, the issuance of REIT Shares and corresponding Partnership Units pursuant to an employee share purchase plan providing for employee purchases of REIT Shares at a discount from fair market value or employee stock options that have an exercise price that is less than the fair market value of the REIT Shares, either at the time of issuance or at the time of exercise, and (y) the General Partner contributes all proceeds from such issuance to the Partnership. For example, in the event the General Partner issues REIT Shares for a cash purchase price and contributes all of the proceeds of such issuance to the Partnership as required hereunder, the General Partner shall be issued a number of additional Partnership Units equal to the product of
(A) the number of such REIT Shares issued by the General Partner, the proceeds of which were so contributed, multiplied by (B) a fraction, the numerator of which is 100%, and the denominator of which is the Conversion Factor in effect on the date of such contribution.

                           (b) Certain Deemed Contributions of Proceeds of
Issuance of REIT Shares. In connection with any and all issuances of REIT Shares, the General Partner shall make Capital Contributions to the Partnership of the proceeds therefrom, provided that if the proceeds actually received and contributed by the General Partner are less than the gross proceeds of such issuance as a result of any underwriter's discount or other expenses paid or incurred in connection with such issuance, then the General Partner shall be deemed to have made Capital Contributions to the Partnership in the aggregate amount of the gross proceeds of such issuance and the Partnership shall be deemed simultaneously to have paid such offering expenses in accordance with
Section 6.5 hereof and in connection with the required issuance of additional Partnership Units to the General Partner for such Capital Contributions pursuant to Section 4.2(a) hereof.




                  4.3 ADDITIONAL FUNDING. If the General Partner determines that it is in the best interests of the Partnership to provide for additional Partnership funds ("Additional Funds") for any Partnership purpose, the General Partner may (i) cause the Partnership to obtain such funds from outside borrowings, or (ii) elect to have the General Partner or any of its Affiliates provide such Additional Funds to the Partnership through loans or otherwise.

                  4.4 CAPITAL ACCOUNTS. A separate capital account (a "Capital Account") shall be established and maintained for each Partner in accordance with Regulations Section 1.704-1(b)(2)(iv). If (i) a new or existing Partner acquires an additional Partnership Interest in exchange for more than a de minimis Capital Contribution, (ii) the Partnership distributes to a Partner more than a de minimis amount of Partnership property or money as consideration for a Partnership Interest, or (iii) the Partnership is liquidated within the meaning of Regulation Section 1.704-1(b)(2)(ii)(g), the General Partner shall revalue the property of the Partnership to its fair market value (as determined by the General Partner, in its sole and absolute discretion, and taking into account
Section 7701(g) of the Code) in accordance with Regulations Section 1.704-1(b)(2)(iv)(f). When the Partnership's property is revalued by the General Partner, the Capital Accounts of the Partners shall be adjusted in accordance with Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), which generally require such Capital Accounts to be adjusted to reflect the manner in which the unrealized gain or loss inherent in such property (that has not been reflected in the Capital Accounts previously) would be allocated among the Partners pursuant to Section 5.1 if there were a taxable disposition of such property for its fair market value (as determined by the General Partner, in its sole and absolute discretion, and taking into account Section 7701(g) of the Code) on the date of the revaluation.

                  4.5 PERCENTAGE INTERESTS. If the number of outstanding Partnership Units increases or decreases during a taxable year, each Partner's Percentage Interest shall be adjusted by the General Partner effective as of the effective date of each such increase or decrease to a percentage equal to the number of Partnership Units held by such Partner divided by the aggregate number of Partnership Units outstanding after giving effect to such increase or decrease. If the Partners' Percentage Interests are adjusted pursuant to this
Section 4.5, the Profits and Losses for the taxable year in which the adjustment occurs shall be allocated between the part of the year ending on the day when the Partnership's property is revalued by the General Partner and the part of the year beginning on the following day either (i) as if the taxable year had ended on the date of the adjustment or (ii) based on the number of days in each part. The General Partner, in its sole and absolute discretion, shall determine which method shall be used to allocate Profits and Losses for the taxable year in which the adjustment occurs. The allocation of Profits and Losses for the earlier part of the year shall be based on the Percentage Interests before adjustment, and the allocation of Profits and Losses for the later part shall be based on the adjusted Percentage Interests.

                  4.6 NO INTEREST ON CONTRIBUTIONS. No Partner shall be entitled to interest on its Capital Contribution.

                  4.7 RETURN OF CAPITAL CONTRIBUTIONS. No Partner shall be entitled to withdraw any part of its Capital Contribution or its Capital Account or to receive any distribution from the Partnership, except as specifically provided in this Agreement. Except as otherwise provided herein, there shall be no obligation to return to any Partner or withdrawn Partner any part of such Partner's Capital Contribution for so long as the Partnership continues in existence.

                  4.8 NO THIRD PARTY BENEFICIARY. No creditor or other third party having dealings with the Partnership shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or loans or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed that the provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, the parties hereto and their respective successors and assigns. None of the rights or obligations of the Partners herein set forth to make Capital Contributions or loans to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may such rights or obligations be sold, transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or of any of the Partners. In addition, it is the intent of the parties hereto that no distribution to any Limited Partner shall be deemed a return of money or other property in violation of the Act. However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, any Limited Partner is obligated to return such money or property, such obligation shall be the obligation of such Limited Partner and not of the General Partner. Without limiting the generality of the foregoing, a deficit Capital Account of a Partner shall not be deemed to be a liability of such Partner nor an asset or property of the Partnership.

                                    ARTICLE 5
                        PROFITS AND LOSSES; DISTRIBUTIONS

                  5.1 ALLOCATION OF PROFIT AND LOSS.

                           (a) General. Profit and Loss (or items thereof) of
the Partnership for each fiscal year or other applicable period of the Partnership shall be allocated among the OP Unitholders in accordance with their respective Percentage Interests.

                           (b) General Partner Gross Income Allocation. There
shall be specially allocated to the General Partner an amount of (i) first, items of Partnership income and (ii) second, items of Partnership gain during each fiscal year or other applicable period, before any other allocations are made hereunder, in an amount equal to the excess, if any, of the cumulative distributions made to the General Partner under Section 6.5(b) over the cumulative allocations of Partnership income and gain to the General Partner under this Section 5.1(b).

                           (c) Special Allocation with Respect to Sales. The
items of Profit and Loss of the Partnership for each fiscal year or other applicable period from Sales, other than any such items allocated under Section 5.1(b), shall be allocated among the Partners in a manner that will, as nearly as possible (after giving effect to the allocations under Section 5.1(a), 5.1(b) and 5.1(d), cause the Capital Account balance of each Partner at the end of such fiscal year or other applicable period to equal (i) the amount of the hypothetical distribution that such Partner would receive if the Partnership were liquidated on the last day of such period and all assets of the Partnership, including cash, were sold for cash equal to their Carrying Value, taking into account any adjustments thereto for such period, all liabilities of the Partnership were satisfied in full in cash according to their terms (limited with respect to each nonrecourse liability to the Carrying Value of the assets securing such liability) and Net Sales Proceeds (after satisfaction of such liabilities) were distributed in full pursuant to Section 5.2(b)(i), minus (ii) the sum of such Partner's share of Partnership Minimum Gain and Partner Nonrecourse Debt Minimum Gain and the amount, if any and without duplication, that the Partner would be obligated to contribute to the capital of the Partnership, all computed as of the date of the hypothetical sale of assets.

                           (d) Nonrecourse Deductions; Minimum Gain Chargeback.
Notwithstanding any provision to the contrary, (i) any expense of the Partnership that is a "nonrecourse deduction" within the meaning of Regulations
Section 1.704-2(b)(1) shall be allocated in accordance with the Partners' respective Percentage Interests, (ii) any expense of the Partnership that is a "partner nonrecourse deduction" within the meaning of Regulations Section 1.704-2(i)(2) shall be allocated to the Partner that bears the "economic risk of loss" with respect to the liability to which such deductions are attributable in accordance with Regulations Section 1.704-2(i)(1), (iii) if there is a net decrease in Partnership Minimum Gain within the meaning of Regulations Section 1.704-2(f)(1) for any Partnership taxable year, then, subject to the exceptions set forth in Regulations Section 1.704-2(f)(2),(3), (4) and (5), items of gain and income shall be allocated among the Partners in accordance with Regulations
Section 1.704-2(f) and the ordering rules contained in Regulations Section 1.704-2(j), and (iv) if there is a net decrease in Partner Nonrecourse Debt Minimum Gain within the meaning of Regulations Section 1.704-2(i)(4) for any Partnership taxable year, then, subject to the exceptions set forth in Regulations Section 1.704-(2)(g), items of gain and income shall be allocated among the Partners in accordance with Regulations Section 1.704-2(i)(4) and the ordering rules contained in Regulations Section 1.704-2(j). A Partner's "interest in partnership profits" for purposes of determining its share of the excess nonrecourse liabilities of the Partnership within the meaning of Regulations Section 1.752-3(a)(3) shall be such Partner's Percentage Interest.

                           (e) Qualified Income Offset. If a Partner
unexpectedly receives in any taxable year an adjustment, allocation, or distribution described in subparagraphs (4), (5), or (6) of Regulations Section 1.704-1(b)(2)(ii)(d) that causes or increases a deficit balance in such Partner's Capital Account that exceeds the sum of such Partner's shares of Partnership Minimum Gain and Partner Nonrecourse Debt Minimum Gain, as determined in accordance with Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), such Partner shall be allocated specially for such taxable year (and, if necessary, later taxable years) items of income and gain in an amount and manner sufficient to eliminate such deficit Capital Account balance as quickly as possible as provided in Regulations Section 1.704-1(b)(2)(ii)(d). This Section 5.1(e) is intended to constitute a "qualified income offset" under
Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith. After the occurrence of an allocation of income or gain to a Partner in accordance with this Section 5.1(e), to the extent permitted by Regulations Section 1.704-1(b), items of expense or loss shall be allocated to such Partner in an amount necessary to offset the income or gain previously allocated to such Partner under this Section 5.1(e).

                           (f) Capital Account Deficits. Loss (or items of Loss)
shall not be allocated to a Limited Partner to the extent that such allocation would cause or increase a deficit in such Partner's Capital Account at the end of any fiscal year (after reduction to reflect the items described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6)) to exceed the sum of such Partner's shares of Partnership Minimum Gain and Partner Nonrecourse Debt Minimum Gain, as determined in accordance with Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5). Any Loss in excess of that limitation shall be allocated to the General Partner. After the occurrence of an allocation of Loss to the General Partner in accordance with this Section 5.1(d), to the extent permitted by Regulations Section 1.704-1(b), Profit shall be allocated to such Partner in an amount necessary to offset the Loss previously allocated to such Partner under this Section 5.1(f).

                           (g) Allocations Between Transferor and Transferee. If
a Partner transfers any part or all of its Partnership Interest, the distributive shares of the various items of Profit and Loss allocable among the Partners during such fiscal year of the Partnership shall be allocated between the transferor and the transferee Partner either (i) as if the Partnership's fiscal year had ended on the date of the transfer, or (ii) based on the number of days of such fiscal year that each was a Partner without regard to the results of Partnership activities in the respective portions of such fiscal year in which the transferor and the transferee were Partners. The General Partner, in its sole and absolute discretion, shall determine which method shall be used to allocate the distributive shares of the various items of Profit and Loss between the transferor and the transferee Partner.

                           (h) Definition of Profit and Loss. "Profit" and
"Loss" and any items of income, gain, expense, or loss referred to in this Agreement shall be determined in accordance with federal income tax accounting principles, as modified by Regulations Section 1.704-1(b)(2)(iv), except that Profit and Loss shall not include items of income, gain and expense that are specially allocated pursuant to Sections 5.1(b), 5.1(c), 5.1(d), 5.1(e) or 5.1(f). All allocations of Profit and Loss (and all items contained therein) for federal income tax purposes shall be identical to all allocations of such items set forth in this Section 5.1, except as otherwise required by Section 704(c) of the Code and Regulations Section 1.704-1(b)(4). The General Partner shall have the authority to elect the method to be used by the Partnership for allocating items of income, gain, and expense as required by Section 704(c) of the Code including a method that may result in a Partner receiving a disproportionately larger share of the Partnership tax depreciation deductions, and such election shall be binding on all Partners.

                           (i) Curative Allocations. The allocations set forth
in Section 5.1(d), (e) and (f) of this Agreement (the "Regulatory Allocations") are intended to comply with certain requirements of the Regulations. The General Partner is authorized to offset all Regulatory Allocations either with other Regulatory Allocations or with special allocations of other items of Partnership income, gain, loss or deduction pursuant to this Section 5.1(i). Therefore, notwithstanding any other provision of this Section 5.1 (other than the Regulatory Allocations), the General Partner shall make such offsetting special allocations of Partnership income, gain, loss or deduction in whatever manner it deems appropriate so that, after such offsetting allocations are made, each Partner's Capital Account is, to the extent possible, equal to the Capital Account balance such Partner would have had if the Regulatory Allocations were not part of this Agreement and all Partnership items were allocated pursuant to
Section 5.1(a), (b), (c) and (g).

                  5.2 DISTRIBUTION OF CASH.

                           (a) The Partnership shall distribute cash on a
quarterly (or, at the election of the General Partner, more frequent) basis, in an amount determined by the General Partner in its sole and absolute discretion, to the Partners who are Partners on the Partnership Record Date with respect to such quarter (or other distribution period) in accordance with

Section 5.2(b); provided, however, that if a new or existing Partner acquires an additional Partnership Interest in exchange for a Capital Contribution on any date other than a Partnership Record Date, the cash distribution attributable to such additional Partnership Interest relating to the Partnership Record Date next following the issuance of such additional Partnership Interest shall be reduced in the proportion equal to one minus (i) the number of days that such additional Partnership Interest is held by such Partner bears to (ii) the number of days between such Partnership Record Date and the immediately preceding Partnership Record Date.

                           (b) Except for distributions pursuant to Section 5.6
of this Agreement in connection with the dissolution and liquidation of the Partnership and subject to the provisions of Section 5.2(c), 5.2(d), 5.3 and 5.5 of this Agreement, distributions shall be made in accordance with the following provisions:

                                    (i) all distributions of Net Sales Proceeds
shall be made: (A) first, 100% to the OP Unitholders in accordance with their respective Percentage Interests on the Partnership Record Date until the OP Unitholders have received cumulative distributions under this Section 5.2(b) equal to the aggregate Capital Contributions made by the OP Unitholders to the Partnership plus a cumulative, noncompounded rate of return thereon of 7% per annum, determined by taking into account the dates on which all such Capital Contributions and distributions were made and (B) second, (1) 85% to the OP Unitholders in accordance with their respective Percentage Interests on the Partnership Record Date and (2) 15% to the Special OP Unitholders in accordance with their respective Special Percentage Interests on the Partnership Record Date; and

                                    (ii) all distributions of cash other than
Net Sales Proceeds shall be made to the OP Unitholders in accordance with their respective Percentage Interests on the Partnership Record Date.

                           (c) Notwithstanding any other provision of this
Agreement, the General Partner is authorized to take any action that it determines to be necessary or appropriate to cause the Partnership to comply with any withholding requirements established under the Code or any other federal, state or local law including, without limitation, pursuant to Sections 1441, 1442, 1445 and 1446 of the Code. To the extent that the Partnership is required to withhold and pay over to any taxing authority any amount resulting from the allocation or distribution of income to any Partner or assignee (including by reason of Section 1446 of the Code), either (i) if the actual amount to be distributed to the Partner equals or exceeds the amount required to be withheld by the Partnership, the amount withheld shall be treated as a distribution of cash in the amount of such withholding to such Partner, or (ii) if the actual amount to be distributed to the Partner is less than the amount required to be withheld by the Partnership, the actual amount shall be treated as a distribution of cash in the amount of such withholding and the additional amount required to be withheld shall be treated as a loan (a "Partnership Loan") from the Partnership to the Partner on the day the Partnership pays over such amount to a taxing authority. A Partnership Loan shall be repaid through withholding by the Partnership with respect to subsequent distributions to the applicable Partner or assignee. In the event that a Limited Partner (a "Defaulting Limited Partner") fails to pay any amount owed to the Partnership with respect to the Partnership Loan within 15 days after demand for payment thereof is made by the Partnership on the Limited Partner, the General Partner, in its sole and absolute discretion, may elect to make the payment to the Partnership on behalf of such Defaulting Limited Partner. In such event, on the date of payment, the General Partner shall be deemed to have extended a loan (a "General Partner Loan") to the Defaulting Limited Partner in the amount of the payment made by the General Partner and shall succeed to all rights and remedies of the Partnership against the Defaulting Limited Partner as to that amount. Without limitation, the General Partner shall have the right to receive any distributions that otherwise would be made by the Partnership to the Defaulting Limited Partner until such time as the General Partner Loan has been paid in full, and any such distributions so received by the General Partner shall be treated as having been received by the Defaulting Limited Partner and immediately paid to the General Partner.

         Any amounts treated as a Partnership Loan or a General Partner Loan pursuant to this Section 5.2(c) shall bear interest at the lesser of (i) the base rate on corporate loans at large United States money center commercial banks, as published from time to time in The Wall Street Journal, or (ii) the maximum lawful rate of interest on such obligation, such interest to accrue from the date the Partnership or the General Partner, as applicable, is deemed to extend the loan until such loan is repaid in full.

                           (d) In no event may a Partner receive a distribution
of cash with respect to a Partnership Unit if such Partner is entitled to receive a cash distribution as the holder of record of a REIT Share for which all or part of such Partnership Unit has been or will be exchanged.

                  5.3 REIT DISTRIBUTION REQUIREMENTS. The General Partner shall use its commercially reasonable efforts to cause the Partnership to distribute amounts sufficient to enable the General Partner to make shareholder distributions that will allow the General Partner to (i) meet its distribution requirement for qualification as a REIT as set forth in Section 857 of the Code and (ii) avoid any federal income or excise tax liability imposed by the Code.

                  5.4 NO RIGHT TO DISTRIBUTIONS IN KIND. No Partner shall be entitled to demand property other than cash in connection with any distributions by the Partnership.

                  5.5 LIMITATIONS ON RETURN OF CAPITAL CONTRIBUTIONS. Notwithstanding any of the provisions of this Article 5, no Partner shall have the right to receive and the General Partner shall not have the right to make, a distribution that includes a return of all or part of a Partner's Capital Contributions, unless after giving effect to the return of a Capital Contribution, the sum of all Partnership liabilities, other than the liabilities to a Partner for the return of his Capital Contribution, does not exceed the fair market value of the Partnership's assets.

                  5.6 DISTRIBUTIONS UPON LIQUIDATION. Upon liquidation of the Partnership, after payment of, or adequate provision for, debts and obligations of the Partnership, including any Partner loans, any remaining assets of the Partnership shall be distributed to all Partners in accordance with Section 5.2(b), but only to the extent of the positive balance of the Capital Account of each Partner. For purposes of the preceding sentence, the Capital Account of each Partner shall be determined after all adjustments have been made in accordance with Sections 4.4, 5.1 and 5.2 resulting from Partnership operations and from all sales and dispositions of all or any part of the Partnership's assets. Notwithstanding any other provision of this Agreement, the amount by which the value, as determined in good faith by the General Partner, of any property other than cash to be distributed in kind to the Partners exceeds or is less than the Carrying Value of such property shall, to the extent not otherwise recognized by the Partnership, be taken into account in computing Profit and Loss of the Partnership for purposes of crediting or charging the Capital Accounts of, and distributing proceeds to, the Partners, pursuant to this Agreement. To the extent deemed advisable by the General Partner, appropriate arrangements (including the use of a liquidating trust) may be made to assure that adequate funds are available to pay any contingent debts or obligations.

                  5.7 SUBSTANTIAL ECONOMIC EFFECT. It is the intent of the Partners that the allocations of Profit and Loss under this Agreement have substantial economic effect (or be consistent with the Partners' interests in the Partnership in the case of the allocation of losses attributable to nonrecourse debt) within the meaning of Section 704(b) of the Code as interpreted by the Regulations promulgated pursuant thereto. Article 5 and other relevant provisions of this Agreement shall be interpreted in a manner consistent with such intent.

                                    ARTICLE 6
                             RIGHTS, OBLIGATIONS AND
                          POWERS OF THE GENERAL PARTNER

                  6.1 MANAGEMENT OF THE PARTNERSHIP.

                           (a) Except as otherwise expressly provided in this
Agreement, the General Partner shall have full, complete and exclusive discretion to manage and control the business of the Partnership for the purposes herein stated, and shall make all decisions affecting the business and assets of the Partnership. Subject to the restrictions specifically contained in this Agreement, the powers of the General Partner shall include, without limitation, the authority to take the following actions on behalf of the
Partnership:

                                    (i) to acquire, purchase, own, operate,
lease and dispose of any real property and any other property or assets including, but not limited to notes and mortgages, that the General Partner determines are necessary or appropriate or in the best interests of the business of the Partnership;

                                    (ii) to construct buildings and make other
improvements on the properties owned or leased by the Partnership;

                                    (iii) to authorize, issue, sell, redeem or
otherwise purchase any Partnership Interests or any securities (including secured and unsecured debt obligations of the Partnership, debt obligations of the Partnership convertible into any class or series of Partnership Interests, or options, rights, warrants or appreciation rights relating to any Partnership Interests) of the Partnership;

                                    (iv) to borrow or lend money for the
Partnership, issue or receive evidences of indebtedness in connection therewith, refinance, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any such indebtedness, and secure such indebtedness by mortgage, deed of trust, pledge or other lien on the Partnership's assets;

                                    (v) to pay, either directly or by
reimbursement, for all operating costs and general administrative expenses of the Partnership to third parties or to the General Partner or its Affiliates as set forth in this Agreement;

                                    (vi) to guarantee or become a co-maker of
indebtedness of the General Partner or any Subsidiary thereof, refinance, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any such guarantee or indebtedness, and secure such guarantee or indebtedness by mortgage, deed of trust, pledge or other lien on the Partnership's assets;

                                    (vii) to use assets of the Partnership
(including, without limitation, cash on hand) for any purpose consistent with this Agreement, including, without limitation, payment, either directly or by reimbursement, of all operating costs and general administrative expenses of the General Partner, the Partnership or any Subsidiary of either, to third parties or to the General Partner as set forth in this Agreement;

                                    (viii) to lease all or any portion of any of
the Partnership's assets, whether or not the terms of such leases extend beyond the termination date of the Partnership and whether or not any portion of the Partnership's assets so leased are to be occupied by the lessee, or, in turn, subleased in whole or in part to others, for such consideration and on such terms as the General Partner may determine;

                                    (ix) to prosecute, defend, arbitrate, or
compromise any and all claims or liabilities in favor of or against the Partnership, on such terms and in such manner as the General Partner may reasonably determine, and similarly to prosecute, settle or defend litigation with respect to the Partners, the Partnership, or the Partnership's assets; provided, however, that the General Partner may not, without the consent of all of the Partners, confess a judgment against the Partnership that is in excess of $20,000 or is not covered by insurance;

                                    (x) to file applications, communicate, and
otherwise deal with any and all governmental agencies having jurisdiction over, or in any way affecting, the Partnership's assets or any other aspect of the Partnership business;

                                    (xi) to make or revoke any election
permitted or required of the Partnership by any taxing authority;

                                    (xii) to maintain such insurance coverage
for public liability, fire and casualty, and any and all other insurance for the protection of the Partnership, for the conservation of Partnership assets, or for any other purpose convenient or beneficial to the Partnership, in such amounts and such types, as it shall determine from time to time;

                                    (xiii) to determine whether or not to apply
any insurance proceeds for any property to the restoration of such property or to distribute the same;

                                    (xiv) to establish one or more divisions of
the Partnership, to hire and dismiss employees of the Partnership or any division of the Partnership, and to retain legal counsel, accountants, consultants, real estate brokers, and such other persons, as the General Partner may deem necessary or appropriate in connection with the Partnership business and to pay therefor such reasonable remuneration as the General Partner may deem reasonable and proper;

                                    (xv) to retain other services of any kind or
nature in connection with the Partnership business, and to pay therefor such remuneration as the General Partner may deem reasonable and proper;

                                    (xvi) to negotiate and conclude agreements
on behalf of the Partnership with respect to any of the rights, powers and authority conferred upon the General Partner;

                                    (xvii) to maintain accurate accounting
records and to file promptly all federal, state and local income tax returns on behalf of the Partnership;

                                    (xviii) to distribute Partnership cash or
other Partnership assets in accordance with this Agreement;

                                    (xix) to form or acquire an interest in, and
contribute property to, any further limited or general partnerships, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to, its Subsidiaries and any other Person in which it has an equity interest from time to time);

                                    (xx) to establish Partnership reserves for
working capital, capital expenditures, contingent liabilities, or any other valid Partnership purpose;

                                    (xxi) to merge, consolidate or combine the
Partnership with or into another Person;

                                    (xxii) to do any and all acts and things
necessary or prudent to ensure that the Partnership will not be classified as a "publicly traded partnership" for purposes of Section 7704 of the Code; and

                                    (xxiii) to take such other action, execute,
acknowledge, swear to or deliver such other documents and instruments, and perform any and all other acts that the General Partner deems necessary or appropriate for the formation, continuation and conduct of the business and affairs of the Partnership (including, without limitation, all actions consistent with allowing the General Partner at all times to qualify as a REIT unless the General Partner voluntarily terminates its REIT status) and to possess and enjoy all of the rights and powers of a general partner as provided by the Act.

                           (b) Except as otherwise provided herein, to the
extent the duties of the General Partner require expenditures of funds to be paid to third parties, the General Partner shall not have any obligations hereunder except to the extent that partnership funds are reasonably available to it for the performance of such duties, and nothing herein contained shall be deemed to authorize or require the General Partner, in its capacity as such, to expend its individual funds for payment to third parties or to undertake any individual liability or obligation on behalf of the Partnership.

                  6.2 DELEGATION OF AUTHORITY. The General Partner may delegate any or all of its powers, rights and obligations hereunder, and may appoint, employ, contract or otherwise deal with any Person for the transaction of the business of the Partnership, which Person may, under supervision of the General Partner, perform any acts or services for the Partnership as the General Partner may approve.

                  6.3 INDEMNIFICATION AND EXCULPATION OF INDEMNITEES.

                           (a) The Partnership shall indemnify an Indemnitee
from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including reasonable legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership as set forth in this Agreement in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, unless it is established that: (i) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the Indemnitee actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 6.3(a). The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee acted in a manner contrary to that specified in this Section 6.3(a). Any indemnification pursuant to this Section 6.3 shall be made only out of the assets of the Partnership.

                           (b) The Partnership shall reimburse an Indemnitee for
reasonable expenses incurred by an Indemnitee who is a party to a proceeding in advance of the final disposition of the proceeding upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 6.3 has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                           (c) The indemnification provided by this Section 6.3
shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity.

                           (d) The Partnership may purchase and maintain
insurance, on behalf of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

                           (e) For purposes of this Section 6.3, the Partnership
shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of this Section 6.3; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

                           (f) In no event may an Indemnitee subject the Limited
Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

                           (g) An Indemnitee shall not be denied indemnification
in whole or in part under this Section 6.3 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

                           (h) The provisions of this Section 6.3 are for the
benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

                  6.4 LIABILITY OF THE GENERAL PARTNER.

                           (a) Notwithstanding anything to the contrary set
forth in this Agreement, the General Partner shall not be liable for monetary damages to the Partnership or any Partners for losses sustained or liabilities incurred as a result of errors in judgment or of any act or omission if the General Partner acted in good faith. The General Partner shall not be in breach of any duty that the General Partner may owe to the Limited Partners or the Partnership or any other Persons under this Agreement or of any duty stated or implied by law or equity provided the General Partner, acting in good faith, abides by the terms of this Agreement.

                           (b) The Limited Partners expressly acknowledge that
the General Partner is acting on behalf of the Partnership, itself and its shareholders collectively, that the General Partner is under no obligation to consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to Limited Partners or the tax consequences of some, but not all, of the Limited Partners) in deciding whether to cause the Partnership to take (or decline to take) any actions. In the event of a conflict between the interests of its shareholders on one hand and the Limited Partners on the other, the General Partner shall endeavor in good faith to resolve the conflict in a manner not adverse to either its shareholders or the Limited Partners; provided, however, that for so long as the General Partner directly owns a controlling interest in the Partnership, any such conflict that the General Partner, in its sole and absolute discretion, determines cannot be resolved in a manner not adverse to either its shareholders or the Limited Partner shall be resolved in favor of the shareholders. The General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, provided that the General Partner has acted in good faith.

                           (c) Subject to its obligations and duties as General
Partner set forth in Section 6.1 hereof, the General Partner may exercise any of the powers granted to it under this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

                           (d) Notwithstanding any other provisions of this
Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the General Partner to continue to qualify as a REIT or (ii) to prevent the General Partner from incurring any taxes under Section 857, Section 4981, or any other provision of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

                           (e) Any amendment, modification or repeal of this
Section 6.4 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's liability to the Partnership and the Limited Partners under this Section 6.4 as in effect immediately prior to such amendment, modification or repeal with respect to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when claims relating to such matters may arise or be asserted.

                  6.5 REIMBURSEMENT OF GENERAL PARTNER.

                           (a) Except as provided in this Section 6.5 and
elsewhere in this Agreement (including the provisions of Articles 5 and 6 regarding distributions, payments, and allocations to which it may be entitled), the General Partner shall not be compensated for its services as general partner of the Partnership.

                           (b) The General Partner shall be reimbursed on a
monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all Administrative Expenses incurred by the General Partner.

                  6.6 OUTSIDE ACTIVITIES. Subject to Section 6.8 hereof, the Articles of Incorporation of the General Partner and any agreements entered into by the General Partner or its Affiliates with the Partnership or a Subsidiary, any officer, director, employee, agent, trustee, Affiliate or shareholder of the General Partner, the General Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities substantially similar or identical to those of the Partnership. Neither the Partnership nor any of the Limited Partners shall have any rights by virtue of this Agreement in any such business ventures, interest or activities. None of the Limited Partners nor any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any such business ventures, interests or activities, and the General Partner shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures, interests and activities to the Partnership or any Limited Partner, even if such opportunity is of a character which, if presented to the Partnership or any Limited Partner, could be taken by such Person.

                  6.7 EMPLOYMENT OR RETENTION OF AFFILIATES.

                           (a) Any Affiliate of the General Partner may be
employed or retained by the Partnership and may otherwise deal with the Partnership (whether as a buyer, lessor, lessee, manager, furnisher of goods or services, broker, agent, lender or otherwise) and may receive from the Partnership any compensation, price, or other payment therefor which the General Partner determines to be fair and reasonable.

                           (b) The Partnership may lend or contribute to its
Subsidiaries or other Persons in which it has an equity investment, and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.

                           (c) The Partnership may transfer assets to joint
ventures, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions as the General Partner deems are consistent with this Agreement, applicable law and the REIT status of the General Partner.

                           (d) Except as expressly permitted by this Agreement,
neither the General Partner nor any of its Affiliates shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are on terms that are fair and reasonable to the Partnership.

                  6.8 GENERAL PARTNER PARTICIPATION. The General Partner agrees that all business activities of the General Partner, including activities pertaining to the acquisition, development or ownership of office or industrial property or other property, shall be conducted through the Partnership or one or more Subsidiary Partnerships; provided, however, that the General Partner is allowed to make a direct acquisition, but if and only if, such acquisition is made in connection with the issuance of Additional Securities, which direct acquisition and issuance have been approved and determined to be in the best interests of the General Partner and the Partnership by a majority of the Independent Directors.

                  6.9 TITLE TO PARTNERSHIP ASSETS. Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use its best efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

                  6.10 MISCELLANEOUS. In the event the General Partner redeems any REIT Shares (other than REIT Shares redeemed in accordance with the share redemption program of the General Partner through proceeds received from the General Partner's dividend reinvestment plan), then the General Partner shall cause the Partnership to purchase from the General Partner a number of Partnership Units as determined based on the application of the Conversion Factor on the same terms that the General Partner exchanged such REIT Shares. Moreover, if the General Partner makes a cash tender offer or other offer to acquire REIT Shares, then the General Partner shall cause the Partnership to make a corresponding offer to the General Partner to acquire an equal number of Partnership Units held by the General Partner. In the event any REIT Shares are exchanged by the General Partner pursuant to such offer, the Partnership shall redeem an equivalent number of the General Partner's Partnership Units for an equivalent purchase price based on the application of the Conversion Factor.

                                    ARTICLE 7
                           CHANGES IN GENERAL PARTNER

                  7.1 TRANSFER OF THE GENERAL PARTNER'S PARTNERSHIP INTEREST.

                           (a) The General Partner shall not transfer all or any
portion of its General Partnership Interest or withdraw as General Partner except as provided in or in connection with a transaction contemplated by
Section 7.1(c), (d) or (e).

                           (b) The General Partner agrees that the Percentage
Interest for it will at all times be in the aggregate, at least 1%.

                           (c) Except as otherwise provided in Section 6.4(b) or
Section 7.1(d) or (e) hereof, the General Partner shall not engage in any merger, consolidation or other combination with or into another Person or sale of all or substantially all of its assets, (other than in connection with a change in the General Partner's state of incorporation or organizational form) in each case which results in a change of control of the General Partner (a "Transaction"), unless:

                                    (i) the consent of Limited Partners holding
more than 50% of the Percentage Interests and more than 50% of the Special Percentage Interests of the Limited Partners is obtained;

                                    (ii) as a result of such Transaction all
Limited Partners will receive (A) for each Partnership Unit an amount of cash, securities, or other property equal to the product of the Conversion Factor and the greatest amount of cash, securities or other property paid in the Transaction to a holder of one REIT Share in consideration of one REIT Share, provided that if, in connection with the Transaction, a purchase, tender or exchange offer ("Offer") shall have been made to and accepted by the holders of more than 50% of the outstanding REIT Shares, each holder of Partnership Units shall be given the option to exchange its Partnership Units for the greatest amount of cash, securities, or other property which a Limited Partner holding Partnership Units would have received had it (1) exercised its Exchange Right and (2) sold, tendered or exchanged pursuant to the Offer the REIT Shares received upon exercise of the Exchange Right immediately prior to the expiration of the Offer and (B) for each

Special Partnership Unit an amount of cash, securities or other property (as applicable based upon the type of consideration and the proportions thereof paid to holders of REIT Shares in the Transaction) equal to the fair market value of such Special Partnership Unit at such time as determined in good faith by the General Partner by reference to the value paid for the REIT Shares; or

                                    (iii) the General Partner is the surviving
entity in the Transaction and either (A) the holders of REIT Shares do not receive cash, securities, or other property in the Transaction or (B) all Limited Partners (other than the General Partner or any Subsidiary) receive (1) in exchange for their Partnership Units, an amount of cash, securities, or other property (expressed as an amount per REIT Share) that is no less than the product of the Conversion Factor and the greatest amount of cash, securities, or other property (expressed as an amount per REIT Share) received in the Transaction by any holder of REIT Shares and (2) in exchange for their Special Partnership Units, an amount of cash, securities or other property (as applicable based upon the type of consideration and the proportions thereof paid to holders of REIT Shares in the Transaction) equal to the fair market value of such Special Partnership Units at such time as determined in good faith by the General Partner by reference to the value paid for the REIT Shares.

                           (d) Notwithstanding Section 7.1(c), the General
Partner may merge with or into or consolidate with another entity if immediately after such merger or consolidation (i) substantially all of the assets of the successor or surviving entity (the "Survivor"), other than Partnership Units held by the General Partner, are contributed, directly or indirectly, to the Partnership as a Capital Contribution in exchange for Partnership Units with a fair market value equal to the value of the assets so contributed as determined by the Survivor in good faith and (ii) the Survivor expressly agrees to assume all obligations of the General Partner, as appropriate, hereunder. Upon such contribution and assumption, the Survivor shall have the right and duty to amend this Agreement as set forth in this Section 7.1(d). The Survivor shall in good faith arrive at a new method for the calculation of the Cash Amount, the REIT Shares Amount and Conversion Factor for a Partnership Unit after any such merger or consolidation so as to approximate the existing method for such calculation as closely as reasonably possible. Such calculation shall take into account, among other things, the kind and amount of securities, cash and other property that was receivable upon such merger or consolidation by a holder of REIT Shares or options, warrants or other rights relating thereto, and which a holder of Partnership Units could have acquired had such Partnership Units been exchanged immediately prior to such merger or consolidation. Such amendment to this Agreement shall provide for adjustment to such method of calculation, which shall be as nearly equivalent as may be practicable to the adjustments provided for with respect to the Conversion Factor. The Survivor also shall in good faith modify the definition of REIT Shares and make such amendments to Sections 8.5 and 8.7 hereof so as to approximate the existing rights and obligations set forth in Sections 8.5 and 8.7 as closely as reasonably possible. The above provisions of this Section 7.1(d) shall similarly apply to successive mergers or consolidations permitted hereunder.

         In respect of any transaction described in the preceding paragraph, the General Partner is required to use its commercially reasonable efforts to structure such transaction to avoid causing the Limited Partners to recognize a gain for federal income tax purposes by virtue of the occurrence of or their participation in such transaction, provided such efforts are consistent with the exercise of the Board of Directors' fiduciary duties to the shareholders of the General Partner under applicable law.

                           (e) Notwithstanding Section 7.1(c),

                                    (i) a General Partner may transfer all or
any portion of its General Partnership Interest to (A) a wholly-owned Subsidiary of such General Partner or (B) the owner of all of the ownership interests of such General Partner, and following a transfer of all of its General Partnership Interest, may withdraw as General Partner; and

                                    (ii) the General Partner may engage in a
transaction not required by law or by the rules of any national securities exchange on which the REIT Shares are listed to be submitted to the vote of the holders of the REIT Shares.

                  7.2 ADMISSION OF A SUBSTITUTE OR ADDITIONAL GENERAL PARTNER. A Person shall be admitted as a substitute or additional General Partner of the Partnership only if the following terms and conditions are satisfied:

                           (a) the Person to be admitted as a substitute or
additional General Partner shall have accepted and agreed to be bound by all the terms and provisions of this Agreement by executing a counterpart thereof and such other documents or instruments as may be required or appropriate in order to effect the admission of such Person as a General Partner, and a certificate evidencing the admission of such Person as a General Partner shall have been filed for recordation and all other actions required by Section 2.5 hereof in connection with such admission shall have been performed;

                           (b) if the Person to be admitted as a substitute or
additional General Partner is a corporation or a partnership it shall have provided the Partnership with evidence satisfactory to counsel for the Partnership of such Person's authority to become a General Partner and to be bound by the terms and provisions of this Agreement; and

                           (c) counsel for the Partnership shall have rendered
an opinion (relying on such opinions from other counsel and the state or any other jurisdiction as may be necessary) that the admission of the person to be admitted as a substitute or additional General Partner is in conformity with the Act, that none of the actions taken in connection with the admission of such Person as a substitute or additional General Partner will cause (i) the Partnership to be classified other than as a partnership for federal tax purposes, or (ii) the loss of any Limited Partner's limited liability.

                  7.3 EFFECT OF BANKRUPTCY, WITHDRAWAL, DEATH OR DISSOLUTION OF A GENERAL PARTNER.

                           (a) Upon the occurrence of an Event of Bankruptcy as
to a General Partner (and its removal pursuant to Section 7.4(a) hereof) or the death, withdrawal, removal or dissolution of a General Partner (except that, if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to, or removal of a partner in, such partnership shall be deemed not to be a dissolution of such General Partner if the business of such General Partner is continued by the remaining partner or partners), the Partnership shall be dissolved and terminated unless the Partnership is continued pursuant to Section 7.3(b) hereof. The merger of the General Partner with or into any entity that is admitted as a substitute or successor General Partner pursuant to Section 7.2 hereof shall not be deemed to be the withdrawal, dissolution or removal of the General Partner.

                           (b) Following the occurrence of an Event of
Bankruptcy as to a General Partner (and its removal pursuant to Section 7.4(a) hereof) or the death, withdrawal, removal or dissolution of a General Partner (except that, if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to, or removal of a partner in, such partnership shall be deemed not to be a dissolution of such General Partner if the business of such General Partner is continued by the remaining partner or partners), the Limited Partners, within 90 days after such occurrence, may elect to continue the business of the Partnership for the balance of the term specified in Section 2.4 hereof by selecting, subject to Section 7.2 hereof and any other provisions of this Agreement, a substitute General Partner by consent of a majority in interest of the Limited Partners. If the Limited Partners elect to continue the business of the Partnership and admit a substitute General Partner, the relationship with the Partners and of any Person who has acquired an interest of a Partner in the Partnership shall be governed by this Agreement.

                  7.4 REMOVAL OF A GENERAL PARTNER.

                           (a) Upon the occurrence of an Event of Bankruptcy as
to, or the dissolution of, a General Partner, such General Partner shall be deemed to be removed automatically; provided, however, that if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to or removal of a partner in such partnership shall be deemed not to be a dissolution of the General Partner if the business of such General Partner is continued by the remaining partner or partners. The Limited Partners may not remove the General Partner, with or without cause.

                           (b) If a General Partner has been removed pursuant to
this Section 7.4 and the Partnership is continued pursuant to Section 7.3 hereof, such General Partner shall promptly transfer and assign its General Partnership Interest in the Partnership to the substitute General Partner approved by a majority in interest of the Limited Partners in accordance with
Section 7.3(b) hereof and otherwise admitted to the Partnership in accordance with Section 7.2 hereof. At the time of assignment, the removed General Partner shall be entitled to receive from the substitute General Partner the fair market value of the General Partnership Interest of such removed General Partner as reduced by any damages caused to the Partnership by such General Partner. Such fair market value shall be determined by an appraiser mutually agreed upon by the General Partner and a majority in interest of the Limited Partners within 10 days following the removal of the General Partner. In the event that the parties are unable to agree upon an appraiser, the removed General Partner and a majority in interest of the Limited Partners each shall select an appraiser. Each such appraiser shall complete an appraisal of the fair market value of the removed General Partner's General Partnership Interest within 30 days of the General Partner's removal, and the fair market value of the removed General Partner's General Partnership Interest shall be the average of the two appraisals; provided, however, that if the higher appraisal exceeds the lower appraisal by more than 20% of the amount of the lower appraisal, the two appraisers, no later than 40 days after the removal of the General Partner, shall select a third appraiser who shall complete an appraisal of the fair market value of the removed General Partner's General Partnership Interest no later than 60 days after the removal of the General Partner. In such case, the fair market value of the removed General Partner's General Partnership Interest shall be the average of the two appraisals closest in value.

                           (c) The General Partnership Interest of a removed
General Partner, during the time after default until transfer under Section 7.4(b), shall be converted to that of a special Limited Partner; provided, however, such removed General Partner shall not have any rights to participate in the management and affairs of the Partnership, and shall not be entitled to any portion of the income, expense, profit, gain or loss allocations or cash distributions allocable or payable, as the case may be, to the Limited Partners. Instead, such removed General Partner shall receive and be entitled only to retain distributions or allocations of such items that it would have been entitled to receive in its capacity as General Partner, until the transfer is effective pursuant to Section 7.4(b).

                           (d) All Partners shall have given and hereby do give
such consents, shall take such actions and shall execute such documents as shall be legally necessary and sufficient to effect all the foregoing provisions of this Section.

                                    ARTICLE 8
                 RIGHTS AND OBLIGATIONS OF THE LIMITED PARTNERS

                  8.1 MANAGEMENT OF THE PARTNERSHIP. The Limited Partners shall not participate in the management or control of Partnership business nor shall they transact any business for the Partnership, nor shall they have the power to sign for or bind the Partnership, such powers being vested solely and exclusively in the General Partner.

                  8.2 POWER OF ATTORNEY. Each Limited Partner hereby irrevocably appoints the General Partner its true and lawful attorney-in-fact, who may act for each Limited Partner and in its name, place and stead, and for its use and benefit, to sign, acknowledge, swear to, deliver, file or record, at the appropriate public offices, any and all documents, certificates, and instruments as may be deemed necessary or desirable by the General Partner to carry out fully the provisions of this Agreement and the Act in accordance with their terms, which power of attorney is coupled with an interest and shall survive the death, dissolution or legal incapacity of the Limited Partner, or the transfer by the Limited Partner of any part or all of its Partnership Interest.

                  8.3 LIMITATION ON LIABILITY OF LIMITED PARTNERS. No Limited Partner shall be liable for any debts, liabilities, contracts or obligations of the Partnership. A Limited Partner shall be liable to the Partnership only to make payments of its Capital Contribution, if any, as and when due hereunder. After its Capital Contribution is fully paid, no Limited Partner shall, except as otherwise required by the Act, be required to make any further Capital Contributions or other payments or lend any funds to the Partnership.

                  8.4 OWNERSHIP BY LIMITED PARTNER OF CORPORATE GENERAL PARTNER OR AFFILIATE. No Limited Partner shall at any time, either directly or indirectly, own any stock or other interest in the General Partner or in any Affiliate thereof, if such ownership by itself or in conjunction with other stock or other interests owned by other Limited Partners would, in the opinion of counsel for the Partnership, jeopardize the classification of the Partnership as a partnership for federal tax purposes. The General Partner shall be entitled to make such reasonable inquiry of the Limited Partners as is required to establish compliance by the Limited Partners with the provisions of this Section.

                  8.5 EXCHANGE RIGHT.

                           (a) Subject to Sections 8.5(b), 8.5(c), 8.5(d) and
8.5(e) and the provisions of any agreements between the Partnership and one or more Limited Partners with respect to Partnership Units held by them, each Limited Partner, other than the General Partner, shall have the right (the "Exchange Right") to require the Partnership to redeem on a Specified Exchange Date all or a portion of the Partnership Units held by such Limited Partner at an exchange price equal to and in the form of the Cash Amount to be paid by the Partnership, provided that such Partnership Units shall have been outstanding for at least one year. The Exchange Right shall be exercised pursuant to a Notice of Exchange delivered to the Partnership (with a copy to the General Partner) by the Limited Partner who is exercising the Exchange Right (the "Exchanging Partner"); provided, however, that the Partnership shall not be obligated to satisfy such Exchange Right if the General Partner elects to purchase the Partnership Units subject to the Notice of Exchange pursuant to
Section 8.5(b); and provided, further, that no Limited Partner may deliver more than two Notices of Exchange during each calendar year. A Limited Partner may not exercise the Exchange Right for less than 1,000 Partnership Units or, if such Limited Partner holds less than 1,000 Partnership Units, all of the Partnership Units held by such Partner. The Exchanging Partner shall have no right, with respect to any Partnership Units so exchanged, to receive any distribution paid with respect to Partnership Units if the record date for such distribution is on or after the Specified Exchange Date.

                           (b) Notwithstanding the provisions of Section 8.5(a),
a Limited Partner that exercises the Exchange Right shall be deemed to have offered to sell the Partnership Units described in the Notice of Exchange to the General Partner, and the General Partner may, in its sole and absolute discretion, elect to purchase directly and acquire such Partnership Units by paying to the Exchanging Partner either the Cash Amount or the REIT Shares Amount, as elected by the General Partner (in its sole and absolute discretion), on the Specified Exchange Date, whereupon the General Partner shall acquire the Partnership Units offered for exchange by the exchanging Partner and shall be treated for all purposes of this Agreement as the owner of such Partnership Units. If the General Partner shall elect to exercise its right to purchase Partnership Units under this Section 8.5(b) with respect to a Notice of Exchange, it shall so notify the Exchanging Partner within five Business Days after the receipt by the General Partner of such Notice of Exchange. Unless the General Partner (in its sole and absolute discretion) shall exercise its right to purchase Partnership Units from the Exchanging Partner pursuant to this
Section 8.5(b), the General Partner shall have no obligation to the Exchanging Partner or the Partnership with respect to the Exchanging Partner's exercise of the Exchange Right. In the event the General Partner shall exercise its right to purchase Partnership Units with respect to the exercise of a Exchange Right in the manner described in the first sentence of this Section 8.5(b), the Partnership shall have no obligation to pay any amount to the Exchanging Partner with respect to such Exchanging Partner's exercise of such Exchange Right, and each of the Exchanging Partner, the Partnership, and the General Partner, as the case may be, shall treat the transaction between the General Partner, and the Exchanging Partner for federal income tax purposes as a sale of the Exchanging Partner's Partnership Units to the General Partner. Each Exchanging Partner agrees to execute such documents as the General Partner may reasonably require in connection with the issuance of REIT Shares upon exercise of the Exchange Right.

                           (c) Notwithstanding the provisions of Section 8.5(a)
and 8.5(b), a Limited Partner shall not be entitled to exercise the Exchange Right if the delivery of REIT Shares to such Partner on the Specified Exchange Date by the General Partner pursuant to Section 8.5(b) (regardless of whether or not the General Partner would in fact exercise its rights under Section 8.5(b)) would (i) result in such Partner or any other person owning, directly or indirectly, shares of the General Partner in excess of the Ownership Limit (as defined in the Articles of Incorporation and calculated in accordance therewith), except as provided in the Articles of Incorporation, (ii) result in shares of the General Partner being owned by fewer than 100 Persons (determined without reference to any rules of attribution and under the definition of "Person" in the Articles of Incorporation), except as provided in the Articles of Incorporation, (iii) result in the General Partner being "closely held" within the meaning of Section 856(h) of the Code, (iv) cause the General Partner to own, directly or constructively, 9.9% or more of the ownership interests in a tenant of the General Partner's, the Partnership's, or any direct or indirect subsidiary (including, without limitation, partnerships, joint ventures and limited liability companies) of the General Partner's or the Partnership's real property, within the meaning of Section 856(d)(2)(B) of the Code, (v) otherwise, directly or indirectly, cause the General Partner to fail to qualify as a REIT or (vi) cause the acquisition of REIT Shares by such Partner to be "integrated" with any other distribution of REIT Shares for purposes of complying with the registration provisions of the Securities Act. The General Partner, in its sole and absolute discretion, may waive the restriction on exchange set forth in this
Section 8.5(c); provided, however, that in the event such restriction is waived, the Exchanging Partner shall be paid the Cash Amount.

                           (d) Any Cash Amount to be paid to an Exchanging
Partner pursuant to this Section 8.5 shall be paid on the Specified Exchange Date; provided, however, that the General Partner may elect to cause the Specified Exchange Date to be delayed for up to an additional 180 days to the extent required for the General Partner to cause additional REIT Shares to be issued to provide financing to be used to make such payment of the Cash Amount. Notwithstanding the foregoing, the General Partner agrees to use its best efforts to cause the closing of the acquisition of exchanged Partnership Units hereunder to occur as quickly as reasonably possible.

                           (e) Notwithstanding any other provision of this
Agreement, the General Partner shall place appropriate restrictions on the ability of the Limited Partners to exercise their Exchange Rights as and if deemed necessary to ensure that the Partnership does not constitute a "publicly traded partnership" under section 7704 of the Code. If and when the General Partner determines that imposing such restrictions is necessary, the General Partner shall give prompt written notice thereof (a "Restriction Notice") to each of the Limited Partners holding Partnership Units, which notice shall be accompanied by a copy of an opinion of counsel to the Partnership which states that, in the opinion of such counsel, restrictions are necessary in order to avoid having the Partnership be treated as a "publicly traded partnership" under section 7704 of the Code.

                  8.6 REGISTRATION. Subject to the terms of any agreement between the General Partner and one or more Limited Partners with respect to Partnership Units held by them:

                           (a) Shelf Registration of the Common Stock. Within
two weeks prior or subsequent to the first date upon which the Partnership Units owned by any Limited Partner may be exchanged (or such later date as may be required under applicable provisions of the Securities Act), the General Partner agrees to file with the Commission, a shelf registration statement on Form S-3 (if the General Partner is eligible to use such form) under Rule 415 of the Securities Act (a "Registration Statement"), or any similar rule that may be adopted by the Commission, with respect to all of the REIT Shares that may be issued upon exchange of such Partnership Units pursuant to Section 8.5 hereof ("Exchange Shares"). The General Partner will use its best efforts to have the Registration Statement declared effective under the Securities Act. The General Partner need not file a separate Registration Statement, but may file one Registration Statement covering Exchange Shares issuable to more than one Limited Partner. The General Partner further agrees to supplement or make amendments to each Registration Statement, if required by the rules, regulations or instructions applicable to the registration form utilized by the General Partner or by the Securities Act or rules and regulations thereunder for such Registration Statement.

                           (b) If a Registration Statement under subsection (a)
above is not available under the securities laws or the rules of the Commission, or if required to permit the resale of Exchange Shares by "Affiliates" (as defined in the Securities Act), upon the written request of any Limited Partner holding at least 20,000 Partnership Units, the General Partner agrees to file with the Commission a Registration Statement covering the resale of Exchange Shares by Affiliates or others whose Exchange Shares are not covered by a Registration Statement filed pursuant to subsection (a) above. The General Partner will use its best efforts to have the Registration Statement declared effective under the Securities Act. The General Partner need not file a separate Registration Statement, but may file one Registration Statement covering Exchange Shares issuable to more than one Limited Partner. The General Partner further agrees to supplement or make amendments to each Registration Statement, if required by the rules, regulations or instructions applicable to the registration form utilized by the General Partner or by the Securities Act or rules and regulations thereunder for such Registration Statement.

                           (c) Listing on Securities Exchange. If the General
Partner shall list or maintain the listing of any REIT Shares on any securities exchange or national market system, it will at its expense and as necessary to permit the registration and sale of the Exchange Shares hereunder, list thereon, maintain and, when necessary, increase such listing to include such Exchange Shares.

                           (d) Registration Not Required. Notwithstanding the
foregoing, the General Partner shall not be required to file or maintain the effectiveness of a registration statement relating to Exchange Shares after the first date upon which, in the opinion of counsel to the General Partner, all of the Exchange Shares covered thereby could be sold by the holders thereof in any period of three months pursuant to Rule 144 under the Securities Act, or any successor rule thereto.

                  8.7 REDEMPTION OF SPECIAL PARTNERSHIP UNITS. Upon the earliest to occur of (a) the termination or nonrenewal of the Advisory Agreement for "cause" (as defined in the Advisory Agreement), (b) a Termination Event or (c) the Listing, the Special Partnership Units will be redeemed for cash.

                           (a) Redemption of Special Partnership Units Upon
Termination or Nonrenewal of the Advisory Agreement for Cause. If the Advisory Agreement is terminated or not renewed by the General Partner for "cause" (as defined in the Advisory Agreement) all of the Special Partnership Units shall be redeemed by the Partnership, within 30 days after the termination or nonrenewal of the Advisory Agreement, for an aggregate amount equal to $1.


                           (b) Redemption of Special Partnership Units upon a
Termination Event or the Listing. Upon the occurrence of a Termination Event or the Listing, all of the Special Partnership Units shall be redeemed by the Partnership for an aggregate amount equal to the Net Sales Proceeds that would have been distributed to the Special OP Unitholders under Section 5.2(b)(i)(B)(2) if a transaction within the meaning of clause (v) of the definition of Sale had occurred on such date, all assets of the Partnership had been sold for their fair market value and all liabilities of the Partnership had been satisfied in full according to their terms. Such redemption shall occur no later than 30 days after the date of a Termination Event and no later than 210 days after the Listing. In determining the fair market value of the assets of the Partnership, (i) in connection with a Termination Event, the General Partner shall obtain an appraisal of the Properties of the Partnership and (ii) in connection with the Listing, the General Partner shall make such determination taking into account the market value of the General Partner's listed shares based upon the average closing price, or average of bid and asked prices, as the case may be, during a period of 30 days during which such shares are traded beginning 180 days after the Listing.


                                    ARTICLE 9
                   TRANSFERS OF LIMITED PARTNERSHIP INTERESTS

                  9.1 PURCHASE FOR INVESTMENT.

                           (a) Each Limited Partner hereby represents and
warrants to the General Partner and to the Partnership that the acquisition of his Partnership Interests is made as a principal for his account for investment purposes only and not with a view to the resale or distribution of such Partnership Interest.

                           (b) Each Limited Partner agrees that he will not
sell, assign or otherwise transfer his Partnership Interest or any fraction thereof, whether voluntarily or by operation of law or at judicial sale or otherwise, to any Person who does not make the representations and warranties to the General Partner set forth in Section 9.1(a) above and similarly agree not to sell, assign or transfer such Partnership Interest or fraction thereof to any Person who does not similarly represent, warrant and agree.

                  9.2 RESTRICTIONS ON TRANSFER OF LIMITED PARTNERSHIP INTERESTS.

                           (a) Subject to the provisions of 9.2(b), (c) and (d),
no Limited Partner may offer, sell, assign, hypothecate, pledge or otherwise transfer all or any portion of his Limited

Partnership Interest, or any of such Limited Partner's economic rights as a Limited Partner, whether voluntarily or by operation of law or at judicial sale or otherwise (collectively, a "Transfer") without the consent of the General Partner, which consent may be granted or withheld in its sole and absolute discretion. Any such purported transfer undertaken without such consent shall be considered to be null and void ab initio and shall not be given effect. The General Partner may require, as a condition of any Transfer to which it consents, that the transferor assume all costs incurred by the Partnership in connection therewith.

                           (b) No Limited Partner may withdraw from the
Partnership other than as a result of a permitted Transfer (i.e., a Transfer consented to as contemplated by clause (a) above or clause (c) below or a Transfer pursuant to Section 9.5 below) of all of its Partnership Interest pursuant to this Article 9 or pursuant to an exchange of all of its Partnership Units pursuant to Section 8.5 or pursuant to the redemption of the Limited Partner's Special Partnership Units pursuant to Section 8.7. Upon the permitted Transfer or redemption of all of a Limited Partner's Partnership Interest, such Limited Partner shall cease to be a Limited Partner.

                           (c) Subject to 9.2(d), (e) and (f) below, a Limited
Partner may Transfer, with the consent of the General Partner, all or a portion of its Partnership Interest to (i) a parent or parent's spouse, natural or adopted descendant or descendants, spouse of such descendant, or brother or sister, or a trust created by such Limited Partner for the benefit of such Limited Partner and/or any such person(s), of which trust such Limited Partner or any such person(s) is a trustee, (ii) a corporation controlled by a Person or Persons named in (i) above, or (iii) if the Limited Partner is an entity, its beneficial owners.

                           (d) No Limited Partner may effect a Transfer of its
Limited Partnership Interest, in whole or in part, if, in the opinion of legal counsel for the Partnership, such proposed Transfer would require the registration of the Limited Partnership Interest under the Securities Act or would otherwise violate any applicable federal or state securities or blue sky law (including investment suitability standards).

                           (e) No Transfer by a Limited Partner of its
Partnership Interest, in whole or in part, may be made to any Person if (i) in the opinion of legal counsel for the Partnership, the transfer would result in the Partnership's being treated as an association taxable as a corporation (other than a qualified REIT subsidiary within the meaning of Section 856(i) of the Code), (ii) in the opinion of legal counsel for the Partnership, it would adversely affect the ability of the General Partner to continue to qualify as a REIT or subject the General Partner to any additional taxes under Section 857 or
Section 4981 of the Code, or (iii) such transfer is effectuated through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704 of the Code.

                           (f) No transfer by a Limited Partner of any
Partnership Interest may be made to a lender to the Partnership or any Person who is related (within the meaning of Regulations Section 1.752-4(b)) to any lender to the Partnership whose loan constitutes a nonrecourse liability (within the meaning of Regulations Section 1.752-1(a)(2)), without the consent of the General Partner, which may be withheld in its sole and absolute discretion, provided that as a condition to such consent the lender will be required to enter into an arrangement with the Partnership and the General Partner to exchange or redeem for the Cash

Amount any Partnership Units in which a security interest is held simultaneously with the time at which such lender would be deemed to be a Partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code.

                           (g) Any Transfer in contravention of any of the
provisions of this Article 9 shall be void and ineffectual and shall not be binding upon, or recognized by, the Partnership.

                           (h) Prior to the consummation of any Transfer under
this Article 9, the transferor and/or the transferee shall deliver to the General Partner such opinions, certificates and other documents as the General Partner shall request in connection with such Transfer.

                  9.3 ADMISSION OF SUBSTITUTE LIMITED PARTNER.

                           (a) Subject to the other provisions of this Article
9, an assignee of the Limited Partnership Interest of a Limited Partner (which shall be understood to include any purchaser, transferee, donee, or other recipient of any disposition of such Limited Partnership Interest) shall be deemed admitted as a Limited Partner of the Partnership only with the consent of the General Partner and upon the satisfactory completion of the following:

                                    (i) The assignee shall have accepted and
agreed to be bound by the terms and provisions of this Agreement by executing a counterpart or an amendment thereof, including a revised Exhibit A, and such other documents or instruments as the General Partner may require in order to effect the admission of such Person as a Limited Partner.

                                    (ii) To the extent required, an amended
Certificate evidencing the admission of such Person as a Limited Partner shall have been signed, acknowledged and filed for record in accordance with the Act.

                                    (iii) The assignee shall have delivered a
letter containing the representation set forth in Section 9.1(a) hereof and the agreement set forth in Section 9.1(b) hereof.

                                    (iv) If the assignee is a corporation,
partnership or trust, the assignee shall have provided the General Partner with evidence satisfactory to counsel for the Partnership of the assignee's authority to become a Limited Partner under the terms and provisions of this Agreement.

                                    (v) The assignee shall have executed a power
of attorney containing the terms and provisions set forth in Section 8.2 hereof.

                                    (vi) The assignee shall have paid all legal
fees and other expenses of the Partnership and the General Partner and filing and publication costs in connection with its substitution as a Limited Partner.

                                    (vii) The assignee has obtained the prior
written consent of the General Partner to its admission as a Substitute Limited Partner, which consent may be given or denied in the exercise of the General Partner's sole and absolute discretion.

                           (b) For the purpose of allocating Profits and Losses
and distributing cash received by the Partnership, a Substitute Limited Partner shall be treated as having become, and appearing in the records of the Partnership as, a Partner upon the filing of the Certificate described in
Section 9.3(a)(ii) hereof or, if no such filing is required, the later of the date specified in the transfer documents or the date on which the General Partner has received all necessary instruments of transfer and substitution.

                           (c) The General Partner shall cooperate with the
Person seeking to become a Substitute Limited Partner by preparing the documentation required by this Section and making all official filings and publications. The Partnership shall take all such action as promptly as practicable after the satisfaction of the conditions in this Article 9 to the admission of such Person as a Limited Partner of the Partnership.

                  9.4 RIGHTS OF ASSIGNEES OF PARTNERSHIP INTERESTS.

                           (a) Subject to the provisions of Sections 9.1 and 9.2
hereof, except as required by operation of law, the Partnership shall not be obligated for any purposes whatsoever to recognize the assignment by any Limited Partner of its Partnership Interest until the Partnership has received notice thereof.

                           (b) Any Person who is the assignee of all or any
portion of a Limited Partner's Limited Partnership Interest, but does not become a Substitute Limited Partner and desires to make a further assignment of such Limited Partnership Interest, shall be subject to all the provisions of this
Article 9 to the same extent and in the same manner as any Limited Partner desiring to make an assignment of its Limited Partnership Interest.

                  9.5 EFFECT OF BANKRUPTCY, DEATH, INCOMPETENCE OR TERMINATION OF A LIMITED PARTNER. The occurrence of an Event of Bankruptcy as to a Limited Partner, the death of a Limited Partner or a final adjudication that a Limited Partner is incompetent (which term shall include, but not be limited to, insanity) shall not cause the termination or dissolution of the Partnership, and the business of the Partnership shall continue if an order for relief in a bankruptcy proceeding is entered against a Limited Partner, the trustee or receiver of his estate or, if he dies, his executor, administrator or trustee, or, if he is finally adjudicated incompetent, his committee, guardian or conservator, shall have the rights of such Limited Partner for the purpose of settling or managing his estate property and such power as the bankrupt, deceased or incompetent Limited Partner possessed to assign all or any part of his Partnership Interest and to join with the assignee in satisfying conditions precedent to the admission of the assignee as a Substitute Limited Partner.

                  9.6 JOINT OWNERSHIP OF INTERESTS. A Partnership Interest may be acquired by two individuals as joint tenants with right of survivorship, provided that such individuals either are married or are related and share the same home as tenants in common. The written consent or vote of both owners of any such jointly held Partnership Interest shall be required to constitute the action of the owners of such Partnership Interest; provided, however, that the written consent of only one joint owner will be required if the Partnership has been provided with evidence satisfactory to the counsel for the Partnership that the actions of a single joint owner can bind both owners under the applicable laws of the state of residence of such joint owners. Upon the death of one owner of a Partnership Interest held in a joint tenancy with a right of survivorship, the Partnership Interest shall become owned solely by the survivor as a Limited Partner and not as an assignee. The Partnership need not recognize the death of one of the owners of a jointly-held Partnership Interest until it shall have received notice of such death. Upon notice to the General Partner from either owner, the General Partner shall cause the Partnership Interest to be divided into two equal Partnership Interests, which shall thereafter be owned separately by each of the former owners.

                                   ARTICLE 10
                   BOOKS AND RECORDS; ACCOUNTING; TAX MATTERS

                  10.1 BOOKS AND RECORDS. At all times during the continuance of the Partnership, the Partners shall keep or cause to be kept at the Partnership's specified office true and complete books of account in accordance with generally accepted accounting principles, including: (a) a current list of the full name and last known business address of each Partner, (b) a copy of the Certificate of Limited Partnership and all certificates of amendment thereto,
(c) copies of the Partnership's federal, state and local income tax returns and reports, (d) copies of this Agreement and amendments thereto and any financial statements of the Partnership for the three most recent years and (e) all documents and information required under the Act. Any Partner or its duly authorized representative, upon paying the costs of collection, duplication and mailing, shall be entitled to inspect or copy such records during ordinary business hours.

                  10.2 CUSTODY OF PARTNERSHIP FUNDS; BANK ACCOUNTS.

                           (a) All funds of the Partnership not otherwise
invested shall be deposited in one or more accounts maintained in such banking or brokerage institutions as the General Partner shall determine, and withdrawals shall be made only on such signature or signatures as the General Partner may, from time to time, determine.

                           (b) All deposits and other funds not needed in the
operation of the business of the Partnership may be invested by the General Partner in investment grade instruments (or investment companies whose portfolio consists primarily thereof), government obligations, certificates of deposit, bankers' acceptances and municipal notes and bonds. The funds of the Partnership shall not be commingled with the funds of any other Person except for such commingling as may necessarily result from an investment in those investment companies permitted by this Section 10.2(b).

                  10.3 FISCAL AND TAXABLE YEAR. The fiscal and taxable year of the Partnership shall be the calendar year.

                  10.4 ANNUAL TAX INFORMATION AND REPORT. Within 75 days after the end of each fiscal year of the Partnership, the General Partner shall furnish to each person who was a Limited Partner at any time during such year the tax information necessary to file such Limited Partner's individual tax returns as shall be reasonably required by law.

                  10.5 TAX MATTERS PARTNER; TAX ELECTIONS; SPECIAL BASIS ADJUSTMENTS.

                           (a) The General Partner shall be the Tax Matters
Partner of the Partnership within the meaning of Section 6231(a)(7) of the Code. As Tax Matters Partner, the General Partner shall have the right and obligation to take all actions authorized and required, respectively, by the Code for the Tax Matters Partner. The General Partner shall have the right to retain professional assistance in respect of any audit of the Partnership by the Service and all out-of-pocket expenses and fees incurred by the General Partner on behalf of the Partnership as Tax Matters Partner shall constitute Partnership expenses. In the event the General Partner receives notice of a final Partnership adjustment under Section 6223(a)(2) of the Code, the General Partner shall either (i) file a court petition for judicial review of such final adjustment within the period provided under Section 6226(a) of the Code, a copy of which petition shall be mailed to all Limited Partners on the date such petition is filed, or (ii) mail a written notice to all Limited Partners, within such period, that describes the General Partner's reasons for determining not to file such a petition.

                           (b) All elections required or permitted to be made by
the Partnership under the Code or any applicable state or local tax law shall be made by the General Partner in its sole and absolute discretion.

                           (c) In the event of a transfer of all or any part of
the Partnership Interest of any Partner, the Partnership, at the option of the General Partner, may elect pursuant to Section 754 of the Code to adjust the basis of the Partnership's assets. Notwithstanding anything contained in Article 5 of this Agreement, any adjustments made pursuant to Section 754 of the Code shall affect only the successor in interest to the transferring Partner and in no event shall be taken into account in establishing, maintaining or computing Capital Accounts for the other Partners for any purpose under this Agreement. Each Partner will furnish the Partnership with all information necessary to give effect to such election.

                  10.6 REPORTS TO LIMITED PARTNERS.

                           (a) As soon as practicable after the close of each
fiscal quarter (other than the last quarter of the fiscal year), the General Partner shall cause to be mailed to each Limited Partner a quarterly report containing financial statements of the Partnership, or of the General Partner if such statements are prepared solely on a consolidated basis with the General Partner, for such fiscal quarter, presented in accordance with generally accepted accounting principles. As soon as practicable after the close of each fiscal year, the General Partner shall cause to be mailed to each Limited Partner an annual report containing financial statements of the Partnership, or of the General Partner if such statements are prepared solely on a consolidated basis with the General Partner, for such fiscal year, presented in accordance with generally accepted accounting principles. The annual financial statements shall be audited by accountants selected by the General Partner.

                           (b) Any Partner shall further have the right to a
private audit of the books and records of the Partnership at the expense of such Partner, provided such audit is made for Partnership purposes and is made during normal business hours.

                                   ARTICLE 11
                         AMENDMENT OF AGREEMENT; MERGER

         The General Partner's consent shall be required for any amendment to this Agreement. The General Partner, without the consent of the Limited Partners, may amend this Agreement in any respect or merge or consolidate the Partnership with or into any other partnership or business entity (as defined in Section 17-211 of the Act) in a transaction pursuant to Section 7.1(c), (d) or
(e) hereof; provided, however, that the following amendments and any other merger or consolidation of the Partnership shall require (i) the consent of Limited Partners holding more than 50% of the Percentage Interests of the Limited Partners and (ii) in the case of any of the following (b), (c) or (d), the consent of Limited Partners holding more than 50% of the Special Percentage Interests of the Limited Partners:

                           (a) any amendment affecting the operation of the
Conversion Factor or the Exchange Right (except as provided in Section 8.5(d) or 7.1(d) hereof) in a manner adverse to the Limited Partners;

                           (b) any amendment that would adversely affect the
rights of the Limited Partners to receive the distributions payable to them hereunder, other than with respect to the issuance of additional Partnership Units pursuant to Section 4.2 hereof;

                           (c) any amendment that would alter the Partnership's
allocations of Profit and Loss to the Limited Partners, other than with respect to the issuance of additional Partnership Units pursuant to Section 4.2 hereof; or

                           (d) any amendment that would impose on the Limited
Partners any obligation to make additional Capital Contributions to the Partnership.

                                   ARTICLE 12
                               GENERAL PROVISIONS

                  12.1 NOTICES. All communications required or permitted under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or upon deposit in the United States mail, registered, postage prepaid return receipt requested, to the Partners at the addresses set forth in Exhibit A attached hereto; provided, however, that any Partner may specify a different address by notifying the General Partner in writing of such different address. Notices to the Partnership shall be delivered at or mailed to its specified office.

                  12.2 SURVIVAL OF RIGHTS. Subject to the provisions hereof limiting transfers, this Agreement shall be binding upon and inure to the benefit of the Partners and the Partnership and their respective legal representatives, successors, transferees and assigns.

                  12.3 ADDITIONAL DOCUMENTS. Each Partner agrees to perform all further acts and execute, swear to, acknowledge and deliver all further documents which may be reasonable, necessary, appropriate or desirable to carry out the provisions of this Agreement or the Act.

                  12.4 SEVERABILITY. If any provision of this Agreement shall be declared illegal, invalid, or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

                  12.5 ENTIRE AGREEMENT. This Agreement and exhibits attached hereto constitute the entire Agreement of the Partners and supersede all prior written agreements and prior and contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

                  12.6 PRONOUNS AND PLURALS. When the context in which words are used in the Agreement indicates that such is the intent, words in the singular number shall include the plural and the masculine gender shall include the neuter or female gender as the context may require.

                  12.7 HEADINGS. The Article headings or sections in this Agreement are for convenience only and shall not be used in construing the scope of this Agreement or any particular Article.

                  12.8 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

                  12.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         IN WITNESS WHEREOF, the parties hereto have hereunder affixed their signatures to this Agreement of Limited Partnership, all as of the ____ day of May, 2002.

                        GENERAL PARTNER:

                        DIVIDEND CAPITAL TRUST INC.

                        By:
                           ---------------------------------
                           Name:  Evan Zucker
                           Title: President

                        LIMITED PARTNERS:

                        DIVIDEND CAPITAL ADVISORS LLC

                        By:  Dividend Capital Advisors Group LLC,
                                Its Sole Member

                              By: Franklin Street Investors LLC,
                                  Manager of the Sole Member

                              By:
                                 ---------------------------------
                                 Evan Zucker, Member



                        DIVIDEND CAPITAL ADVISORS GROUP LLC

                        By:  Franklin Street Investors LLC,
                             Its Manager

                              By:
                                 ---------------------------------
                                 Evan Zucker, Member

                                    EXHIBIT A



                                                        Agreed Value                    Special                       Special
                                            Cash         of Capital    Partnership    Partnership    Percentage     Percentage
               Partner                  Contribution    Contribution      Units          Units        Interest       Interest
--------------------------------------  ------------  ---------------  ------------  -------------  ------------   ------------
GENERAL PARTNER:

--------------------------------------  ------------  ---------------  ------------  -------------  ------------   ------------
Dividend Capital Trust Inc.             $      2,000                            200                            1%
518 17th Street, 17th Floor
Denver, CO 80202

--------------------------------------  ------------  ---------------  ------------  -------------  ------------   ------------
ORIGINAL LIMITED PARTNERS:

--------------------------------------  ------------  ---------------  ------------  -------------  ------------   ------------
Dividend Capital Advisors LLC           $    200,000                         20,000                           99%
518 17th Street, 17th Floor
Denver, CO 80202

--------------------------------------  ------------  ---------------  ------------  -------------  ------------   ------------
Dividend Capital Advisors Group LLC     $      1,000                                        10,000                          100%
518 17th Street, 17th Floor
Denver, CO 80202

--------------------------------------  ------------  ---------------  ------------  -------------  ------------   ------------
Totals                                  $    203,000  $             0        20,200         10,000           100%           100%
--------------------------------------  ------------  ---------------  ------------  -------------  ------------   ------------

                                    EXHIBIT B

                      NOTICE OF EXERCISE OF EXCHANGE RIGHT

         In accordance with Section 8.5 of the Agreement of Limited Partnership (the "Agreement") of Dividend Capital Operating Partnership LP, the undersigned hereby irrevocably (i) presents for exchange ________ Partnership Units in Dividend Capital Operating Partnership LP in accordance with the terms of the Agreement and the Exchange Right referred to in Section 8.5 thereof, (ii) surrenders such Partnership Units and all right, title and interest therein, and
(iii) directs that the Cash Amount or REIT Shares Amount (as defined in the Agreement) as determined by the General Partner deliverable upon exercise of the Exchange Right be delivered to the address specified below, and if REIT Shares (as defined in the Agreement) are to be delivered, such REIT Shares be registered or placed in the name(s) and at the address(es) specified below.

Dated:           ,
      -------- --  -----                    ------------------------------
                                            (Name of Limited Partner)

                                            ------------------------------
                                            (Signature of Limited Partner)

                                            ------------------------------
                                            (Mailing Address)

                                            ------------------------------
                                            (City)    (State)   (Zip Code)

                                            Signature Guaranteed by:

                                            ------------------------------

If REIT Shares are to be issued, issue to:

Name:
     ---------------------------------

Social Security
or Tax I.D. Number:
                   -------------------